UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-05576

Name of Fund: BlackRock Global Allocation Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock
Global Allocation Fund, Inc., 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2010

Date of reporting period: 10/31/2010

Item 1 – Report to Stockholders

Annual Report

BlackRock Global Allocation Fund, Inc.

October 31, 2010

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed but slowly improving economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environment. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009.
Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The unemployment rate remains stubbornly high in the face of sluggish job gains in the private sector. The US dollar, along with other developed market currencies, has experienced devaluation resulting from aggressively easy monetary and fiscal policies. Given these long-standing conditions, the Federal Reserve Board has announced that additional policy action will be taken to combat deflation and unemployment and promote economic growth.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns — and for many markets, the first significant downturn since the bull market began in March 2009. In the third quarter, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors, along with attractive valuations and expectations for additional quantitative easing, drove equity markets higher, with most markets recapturing their second quarter losses. Stocks continued their rally into the beginning of the fourth quarter, closing out the 12-month period in positive territory. International equities posted gains on both a six- and 12-month basis. In the United States, both large and small cap equities posted robust gains for the
12-month period, while on a six-month basis, large cap stocks remained relatively flat and small caps turned slightly negative.

In fixed income markets, yields fluctuated but declined significantly over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher. Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:
Total Returns as of October 31, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	0.74%	16.52%
US small cap equities (Russell 2000 Index)	(1.24)	26.58
International equities (MSCI Europe, Australasia, Far East Index)	5.74	8.36
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.12
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	10.63	10.03
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	5.33	8.01
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	3.95	7.78
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.73	19.10

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth.
Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning
Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of October 31, 2010

Portfolio Management Commentary

How did the Fund perform?

• For the 12-month period, ended October 31, 2010, the Fund under-
performed its Reference Benchmark, which is comprised of the S&P
500 Index (36%), FTSE World Index (Excluding-US) (24%), BofA
Merrill Lynch Current 5-Year US Treasury Index (24%), and Citigroup
Non-US Dollar World Government Bond Index (16%) (the “Reference
Benchmark”) and the broad-based all-equity benchmark, the FTSE
World Index. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the
Fund’s composition and a more comparable means for measure-
ment. The following discussion of relative performance pertains to the
Reference Benchmark.

What factors influenced performance?

• The Fund’s net currency exposure negatively impacted performance, notably due to an underweight in the euro and Japanese yen. In addition the Fund’s broad allocation to cash weighed on returns as markets generally advanced over the period. With respect to the
Fund’s equity investments, an underweight in consumer discretionary and stock selection within energy and industrials detracted from per-
formance. From a geographic perspective, an overweight in Japanese equities and security selection in the United States hurt returns.

• Sector allocation within the Fund’s equity portfolio contributed posi-
tively to performance, where an overweight in materials and an underweight in financials proved particularly beneficial. Stock selec-
tion within financials, materials, information technology (“IT”) and utilities had a positive impact. Geographically, an overweight in
Bermuda and underweights in Spain and Australia contributed posi-
tively, while stock selection in Canada and Japan boosted returns.

• In the fixed income portion, security selection among corporate issuers enhanced performance.

Describe recent portfolio activity.

• During the 12-month period, the Fund’s overall equity allocation increased from 57% of net assets to 62%. Within equities, exposure to the United States, Asia, and Africa/Middle East increased, while exposure to Europe and Latin America remained essentially
unchanged. On a sector basis, weightings in materials, energy, IT, consumer discretionary, utilities, financials, telecommunication serv-
ices (“telecom”) and industrials increased, while weightings in health care and consumer staples declined.

• The Fund’s allocation to fixed income decreased from 33% of net assets to 30%, essentially due to a reduction in US Treasury
Inflation-Protected Securities, convertible bonds, Japanese govern-
ment bonds and European Sovereign bonds. These reductions were partially offset by increases in nominal US Treasuries, corporate bonds and United Kingdom Gilts.

• Reflecting the aforementioned changes, the Fund’s cash equivalent holdings decreased from 10% of net assets to 8%.

Describe Fund positioning at period end.

• Relative to its Reference Benchmark, the Fund was overweight in equities, underweight in fixed income and overweight in cash equiva-
lents. Within equities, the Fund was underweight in Europe and the
US, and overweight in Asia and Latin America. On a sector basis, the
Fund was overweight in materials, energy, telecom and health care, and underweight in consumer discretionary, financials, consumer sta-
ples, industrials, IT and utilities.

• With respect to currency exposure, the Fund was underweight in the euro, Japanese yen, Australian dollar, US dollar and the British pound, and overweight in the Brazilian real, Russian ruble and the
Canadian dollar, along with several Asian currencies, including the
Singapore dollar, Indian rupee and Malaysian ringgit.

• The Fund’s cash position at period end was 8% of net assets. Over the 12-month period, cash helped to mitigate portfolio volatility and served as a source of funds for new investments. In addition, the
Fund’s overweight in cash relative to the Reference Benchmark keeps the Fund’s overall duration (sensitivity to interest rates) relatively low.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including financial futures contracts, swaps, options and foreign currency exchange con-
tracts, as specified in Note 2 of the Notes to Consolidated Financials
Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a deriva-
tive instrument and the underlying asset, possible default of the coun-
terparty to the transaction or illiquidity of the derivative instrument. The

Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market move-
ments, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the
Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

4 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests in a portfolio of US and foreign equity securities, debt and money market securities, whose composition varies with respect to types of securities and markets in response to changing market and economic trends.
3 This broad-based capitalization-weighted index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.
4 The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index
(Excluding US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.
Descriptions of these indexes can be found in the footnotes below.

Performance Summary for the Period Ended October 31, 2010
				Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	4.21%	11.54%	N/A	7.97%	N/A	9.16%	N/A
Investor A	4.04	11.20	5.36%	7.69	6.53%	8.87	8.29%
Investor B	3.64	10.35	5.85	6.84	6.53	8.20	8.20
Investor C	3.69	10.37	9.37	6.87	6.87	8.04	8.04
Class R	3.81	10.83	N/A	7.33	N/A	8.61	N/A
FTSE World Index	3.68	13.92	N/A	4.06	N/A	2.60	N/A
Reference Benchmark	5.80	12.62	N/A	5.64	N/A	4.60	N/A
US Stocks: S&P 500 Index[6]	0.74	16.52	N/A	1.73	N/A	(0.02)	N/A
Non-US Stocks: FTSE World Index
(Excluding US)[7]	6.12	11.87	N/A	5.91	N/A	5.27	N/A
US Bonds: BofA Merrill Lynch Current
5-Year US Treasury Index[8]	7.64	9.48	N/A	7.16	N/A	6.34	N/A
Non-US Bonds: Citigroup Non-US Dollar
World Government Bond Index[9]	12.19	6.40	N/A	8.21	N/A	8.45	N/A

5 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
6 This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
7 This unmanaged capitalization-weighted index is comprised of 1,631 companies in 28 countries, excluding the United States.
8 This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.
9 This unmanaged market capitalization-weighted index tracks 10 government bond indexes, excluding the United States.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

BLACKROCK GLOBAL ALLOCATION FUND, INC. OCTOBER 31, 2010 5

About Fund Performance

• Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders or for pur-
chase by certain qualified employee benefit plans.

• Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of
0.25% per year.

• Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to January 3, 2003
Class R Share performance results are those of Institutional Shares
(which have no distribution or service fees) restated to reflect Class R
Share fees.

Performance information reflects past performance and does not guaran-
tee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within
30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s invest-
ment advisor waived a portion of its fee. Without such waiver, the Fund’s returns would have been lower.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, serv-
ice and distribution fees including 12b-1 fees and other Fund expenses.
The expense example below (which is based on a hypothetical investment of $1,000 invested on May 1, 2010 and held through October 31, 2010)
is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number cor-
responding to their share class under the heading entitled “Expenses Paid
During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypo-
thetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypotheti-
cal example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning differ-
ent funds. If these transactional expenses were included, shareholder expenses would have been higher.

		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	May 1, 2010	October 31, 2010	During the Period[1]	May 1, 2010	October 31, 2010	During the Period[1]	Expense Ratio
Institutional	$1,000.00	$1,042.10	$4.22	$1,000.00	$1,021.07	$4.18	0.82%
Investor A	$1,000.00	$1,040.40	$5.61	$1,000.00	$1,019.71	$5.55	1.09%
Investor B	$1,000.00	$1,036.40	$9.65	$1,000.00	$1,015.72	$9.55	1.88%
Investor C	$1,000.00	$1,036.90	$9.50	$1,000.00	$1,015.87	$9.40	1.85%
Class R	$1,000.00	$1,038.10	$7.40	$1,000.00	$1,017.94	$7.32	1.44%

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 184/365
(to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses are calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Portfolio Information as of October 31, 2010
Percent of
Long-Term
Ten Largest Holdings (Equity Investments)	Investments
SPDR Gold Trust	2%
Exxon Mobil Corp.	1
Apple, Inc.	1
Microsoft Corp.	1
International Business Machines Corp.	1
Bristol-Myers Squibb Co.	1
Johnson & Johnson	1
Petroleo Brasileiro SA	1
Chevron Corp.	1
AT&T Inc.	1

Percent of
Long-Term
Geographic Allocation	Investments
United States	53%
Japan	7
United Kingdom	5
Brazil	4
Canada	4
Germany	3
Singapore	2
China	2
India	2
South Korea	2
Hong Kong	2
Malaysia	2
Russia	2
Other[1]	10

1 Other includes 1% holding in each of the following countries: Australia, France,
Italy, Luxembourg, Mexico, Spain, Switzerland, Taiwan, Turkey and United Arab
Emirates.

Overall Asset Exposure
	Percent of Fund’s Net Assets		Reference Benchmark[5]
	10/31/10	10/31/09	Percentages
US Equities	34%[2]	30%[2]	36%
European Equities	8[2]	8[2]	12
Asia Pacific Equities	14[2]	13[2]	5
Other Equities	6	6	7
Total Equities	62[3]	57[3]	60
US Dollar Denominated Fixed Income Securities	20	21	24
US Issuers	16	18	—
Non-US Issuers	4	3	—
Non-US Dollar Denominated Fixed Income Securities	10	12	16
Total Fixed Income Securities	30	33	40
Cash & Short-Term Securities[4]	8	10	—

2 Includes value of financial futures contracts.
3 Includes Preferred Stock.
4 Cash & Short-Term Securities are reduced by the market (or nominal) value of long financial futures contracts.
5 The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Excluding US) Equities; 24% BofA
Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup World Government Bond Index (Excluding US). Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Consolidated Schedule of Investments October 31, 2010

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.7%
BHP Billiton Ltd.	4,416,751	$ 182,505,252
CSL Ltd.	1,532,734	49,429,150
Newcrest Mining Ltd.	723,722	28,481,169
Rio Tinto Ltd.	308,657	25,119,176
Telstra Corp. Ltd.	7,712,767	20,211,365
		305,746,112
Austria — 0.0%
Telekom Austria AG	768,744	11,772,495
Belgium — 0.1%
RHJ International (a)(d)	4,032,724	31,434,542
RHJ International — ADR (a)(b)(d)	899,200	7,008,476
		38,443,018
Brazil — 2.1%
All America Latina Logistica SA	2,196,660	20,774,153
Banco do Brasil SA	436,300	8,447,330
Banco Santander Brasil SA	1,647,500	23,264,409
Cia Brasileira de Distribuicao Grupo Pao
de Acucar, Preference Shares	2,117,380	83,123,634
Cia Brasileira, Preference 'B' Shares (a)	29,611	1,162,462
Cia Energetica de Minas Gerais — ADR	760,352	13,564,680
Cosan Ltd.	3,365,000	44,249,750
Cyrela Brazil Realty SA	4,250,200	58,442,437
Hypermarcas SA (a)	8,029,900	132,706,105
Itau Unibanco Holding SA, Preference Shares	1,908,800	46,139,905
MRV Engenharia e Participacoes SA	4,666,800	45,424,654
Petroleo Brasileiro SA — ADR	8,701,324	271,394,296
SLC Agricola SA	3,428,100	42,339,646
Usinas Siderurgicas de Minas Gerais SA,
Preference 'A' Shares	983,700	12,334,579
Vale SA, Preference 'A' Shares	2,416,300	67,857,628
Vivo Participacoes SA — ADR	2,809,175	80,454,772
		951,680,440
Canada — 2.9%
Agrium, Inc. (ad)	813,500	72,002,885
Alamos Gold, Inc.	2,668,210	41,308,987
BCE, Inc.	112,300	3,763,173
Barrick Gold Corp.	3,132,040	150,619,804
Canadian Natural Resources Ltd.	1,396,700	50,937,649
Canadian Pacific Railway Ltd.	649,546	42,311,427
Canadian Pacific Railway Ltd.	681,719	44,436,395
Cenovus Energy, Inc.	43,100	1,199,042
Daylight Energy Ltd.	3,531,220	34,380,836
Eldorado Gold Corp.	4,814,257	81,519,971
Goldcorp, Inc.	3,632,387	161,968,136
IAMGOLD Corp.	4,428,614	80,955,064
IAMGOLD, International African Mining
Gold Corp.	1,996,069	36,422,045
Kinross Gold Corp.	1,943,979	34,894,423
Kinross Gold Corp.	7,000,264	125,948,470
Potash Corp. of Saskatchewan, Inc.	174,270	25,284,834

Common Stocks	Shares	Value
Canada (concluded)
Research In Motion Ltd. (a)	81,300	$ 4,630,035
Rogers Communications, Inc., Class B	911,200	33,213,240
Silver Wheaton Corp. (a)	2,210,400	63,549,000
Sino-Forest Corp. (a)	2,644,190	52,266,762
Suncor Energy, Inc.	781,690	25,047,190
TELUS Corp.	359,770	15,944,312
Talisman Energy, Inc.	640,670	11,614,853
Teck Resources Ltd., Class B	100,120	4,479,369
Thomson Reuters Corp. (ad)	46,900	1,793,925
Vittera, Inc. (a)	1,089,400	10,435,766
Yamana Gold, Inc.	10,792,367	118,727,677
		1,329,655,270
Chile — 0.1%
Banco Santander Chile SA — ADR	283,500	26,263,440
Sociedad Quimica y Minera
de Chile SA — ADR	423,800	21,952,840
		48,216,280
China — 1.6%
Beijing Enterprises Holdings Ltd.	18,966,432	129,962,846
CSR Corp. Ltd,	9,480,800	9,651,867
Chaoda Modern Agriculture Holdings Ltd.	71,626,994	58,545,531
China BlueChemical Ltd.	25,595,800	20,283,325
China Communications Services Corp. Ltd.	363,600	212,222
China Huiyan Juice Group Ltd.	5,940,000	3,988,259
China Life Insurance Co. Ltd.	6,782,000	29,815,614
China Life Insurance Co. Ltd. — ADR (c)	471,400	31,003,978
China Mobile Ltd.	12,869,200	131,424,312
China Pacific Insurance Group Co. Ltd.	2,868,300	11,931,838
China Resources Gas Group Ltd.	8,028,000	11,924,074
China Shenhua Energy Co. Ltd., Class H	6,198,783	27,672,961
China Telecom Corp., Ltd.	31,376,700	16,386,035
China Unicom Ltd.	12,238,700	17,212,545
Dongfeng Motor Group Co. Ltd.	2,732,300	5,943,028
Guangshen Railway Co. Ltd.	38,162,700	15,431,422
Guangzhou Automobile Group Co. Ltd.	20,699,579	31,511,696
Jiangsu Express	3,231,500	3,915,553
Mindray Medical International Ltd. — ADR (c)	252,800	7,326,144
Ping An Insurance Group Co. of China Ltd.	2,021,800	21,859,105
Tianjin Development Holdings Ltd. (a)(d)	80,974,643	62,535,036
Tianjin Port Development Holdings Ltd.	129,715,400	28,811,889
Xiamen International Port Co. Ltd.	36,079,900	6,757,485
Zhongsheng Group Holdings Ltd. (a)	12,918,900	33,328,575
		717,435,340
Egypt — 0.1%
Telecom Egypt	11,074,527	33,786,771
Finland — 0.1%
Fortum Oyj	1,073,765	30,454,255
Nokia Oyj — ADR	351,800	3,757,224
		34,211,479

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the		BRL	Brazilian Real	INR	Indian Rupee	PLN	Polish Zloty
Consolidated Schedule of Investments, the names		CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
and descriptions of many of the securities have		CHF	Swiss Frank	KRW	South Korean Won	SPDR	Standard & Poor’s
been abbreviated according to the following list:		CNY	Chinese Yuan	MSCI	Morgan Stanley Capital		Depositary Receipts
		ETF	Exchange-Traded Fund		International	THB	Thai Baht
ADR	American Depositary Receipts	EUR	Euro	MYR	Malaysian Ringgit	TRY	Turkish Lira
AUD	Australian Dollar	GBP	British Pound	MosPrime Moscow Prime		TWD	Taiwan Dollar
		GDR	Global Depositary Receipts		Offered Rate	USD	US Dollar
See Notes to Consolidated Financial Statements.		HKD	Hong Kong Dollar	NZD	New Zealand Dollar	ZAR	South African Rand

8 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
France — 0.9%
AXA SA	1,157,015	$ 21,100,507
AXA SA — ADR	34,900	636,227
BNP Paribas SA	722,000	52,811,351
Cie Generale d'Optique Essilor International SA	1,078,821	72,100,768
France Telecom SA	2,536,080	60,848,858
Sanofi-Aventis	805,100	56,406,920
Sanofi-Aventis — ADR	114,128	4,007,034
Technip SA	126,100	10,623,118
Total SA	1,046,719	56,977,327
Total SA — ADR	1,311,600	71,455,968
Vivendi SA	481,800	13,767,523
		420,735,601
Germany — 0.3%
Allianz AG, Registered Shares	117,090	14,662,922
Bayer AG	388,835	29,002,200
Bayer AG — ADR	13,000	975,390
Bayerische Motoren Werke AG	174,020	12,472,436
Deutsche Telekom AG — ADR	262,200	3,778,302
Kabel Deutschland Holding AG (a)	724,900	32,643,654
Volkswagen AG, Preference Shares	410,750	61,589,323
		155,124,227
Hong Kong — 0.7%
AIA Group Ltd. (a)	5,914,200	17,587,139
Cheung Kong Holdings Ltd.	2,412,700	36,851,989
Cheung Kong Infrastructure Holdings Ltd.	4,549,600	19,024,837
China Dongxiang Group Co.	32,022,657	17,952,305
China Gas Holdings Ltd.	6,076,700	3,473,997
HSBC Holdings Plc, Hong Kong Registered	2,524,800	26,317,082
Hutchison Whampoa Ltd.	4,265,097	42,123,037
The Link Real Estate Investment Trust	24,626,283	76,007,554
Mongolian Mining Corp. (a)	11,372,700	12,309,879
Ports Design Ltd.	90,500	219,357
Shougang Concord International
Enterprises Co. Ltd. (a)	41,717,400	7,019,718
Sinopharm Group Co.	4,948,700	19,484,639
Wharf Holdings Ltd.	5,668,575	37,323,293
		315,694,826
India — 0.9%
Adani Enterprises Ltd.	3,334,600	53,022,150
Adani Power Ltd. (a)	9,736,257	28,309,113
Bharat Heavy Electricals Ltd.	1,426,810	78,712,553
Container Corp. of India	314,140	9,301,118
Housing Development Finance Corp.	5,454,310	84,529,551
Larsen & Toubro Ltd.	693,600	31,704,756
Reliance Industries Ltd.	2,456,370	60,663,312
State Bank of India Ltd.	968,140	68,887,714
		415,130,267
Indonesia — 0.1%
Bumi Resources Tbk PT	92,172,233	23,079,208
Telekomunikasi Indonesia Tbk PT	38,935,900	39,527,015
		62,606,223
Ireland — 0.3%
Accenture Plc	83,024	3,712,003
Covidien Plc	648,651	25,861,715
Ingersoll-Rand Plc	81,206	3,192,208
Seagate Technology (a)	185,877	2,723,098
XL Group Plc	5,537,794	117,124,343
		152,613,367

Common Stocks	Shares	Value
Israel — 0.2%
AFI Development Plc — GDR (a)	2,841,706	$ 3,353,213
Teva Pharmaceutical Industries Ltd. — ADR	1,348,530	69,988,707
		73,341,920
Italy — 0.4%
Assicurazioni Generali SpA	285,189	6,251,330
Eni SpA	3,528,600	79,455,117
Intesa Sanpaolo SpA	9,817,956	34,531,350
Telecom Italia SpA	11,375,000	17,458,027
Unicredit SpA	23,354,700	60,887,266
		198,583,090
Japan — 6.1%
Aisin Seiki Co., Ltd.	767,790	24,057,350
Astellas Pharma, Inc.	614,270	22,852,024
The Bank of Kyoto Ltd.	2,098,080	18,736,287
Bridgestone Corp.	681,000	12,190,785
Canon, Inc.	1,572,519	72,388,204
Coca-Cola Central Japan Co., Ltd.	509,635	6,415,952
Coca-Cola West Holdings Co., Ltd.	1,522,320	23,294,815
Daihatsu Motor Co., Ltd.	1,511,330	20,415,790
Daikin Industries Ltd.	143,100	4,978,621
Dainippon Pharma Co., Ltd.	80,200	724,302
Daiwa House Industry Co., Ltd.	1,844,330	19,875,198
Denso Corp.	879,780	27,359,485
East Japan Railway Co.	1,594,064	98,439,090
Fanuc Ltd.	209,680	30,355,305
Fuji Heavy Industries Ltd.	6,505,190	44,830,449
Fujitsu Ltd.	1,387,920	9,467,634
Futaba Industrial Co., Ltd. (a)	1,843,050	9,794,524
Hitachi Chemical Co., Ltd.	1,298,000	24,078,568
Hokkaido Coca-Cola Bottling Co., Ltd.	495,300	2,462,036
Honda Motor Co., Ltd.	1,458,481	52,576,470
Hoya Corp.	2,439,517	56,984,237
Inpex Corp.	13,984	72,825,098
JGC Corp.	2,529,630	48,383,446
Japan Real Estate Investment Corp.	870	8,375,412
Japan Retail Fund Investment Corp.	1,795	2,795,705
KDDI Corp.	16,046	86,501,237
Kinden Corp.	1,923,300	16,532,616
Kirin Holdings Co., Ltd.	3,426,910	46,961,326
Komatsu Ltd.	982,500	24,013,707
Kubota Corp.	8,003,210	70,972,975
Kuraray Co., Ltd.	1,765,620	25,287,664
Kyowa Hakko Kirin Co. Ltd.	2,213,500	21,705,170
MS&AD Insurance Group Holdings, Inc.	3,976,962	95,275,676
Mikuni Coca-Cola Bottling Co., Ltd.	1,140,900	9,768,327
Mitsubishi Corp.	5,442,130	130,718,215
Mitsubishi Tanabe Pharma Corp.	1,259,900	20,612,037
Mitsubishi UFJ Financial Group, Inc.	9,030,380	41,910,031
Mitsui & Co., Ltd.	6,358,934	100,009,562
Mitsui OSK Lines Ltd.	3,208,410	20,518,904
Murata Manufacturing Co., Ltd.	690,940	38,828,217
NGK Insulators Ltd.	951,400	14,404,593
NKSJ Holdings, Inc. (a)	8,402,950	57,664,781
NTT DoCoMo, Inc.	79,785	134,491,639
NTT Urban Development Co.	11,800	10,810,202
Nintendo Co., Ltd.	79,620	20,559,213
Nippon Building Fund, Inc.	1,161	11,376,182
Nippon Electric Glass Co.	872,690	11,217,397
Nippon Telegraph & Telephone Corp.	1,008,650	45,490,529
Nomura Holdings, Inc.	3,429,870	17,625,367
Okumura Corp.	6,565,620	22,930,492
Rinnai Corp.	396,675	24,133,635

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Rohm Co., Ltd.	441,900	$ 27,558,198
Sekisui House Ltd.	5,295,080	49,765,185
Seven & I Holdings Co., Ltd.	2,244,924	52,111,517
Shin-Etsu Chemical Co., Ltd.	1,823,440	92,204,085
Shionogi & Co., Ltd.	1,444,340	25,210,410
Sony Corp. — ADR	73,100	2,473,704
Sony Financial Holdings, Inc.	4,400	15,301,556
Sumitomo Chemical Co., Ltd.	23,535,940	102,611,774
Sumitomo Electric Industries Ltd.	1,709,100	21,747,880
Sumitomo Mitsui Financial Group, Inc.	1,022,000	30,504,397
Suzuki Motor Corp.	4,214,508	102,861,825
TDK Corp.	394,000	22,479,628
Tadano Ltd.	629,100	2,811,427
Terumo Corp.	405,840	20,609,955
Toda Corp.	6,049,300	20,382,323
Toho Co., Ltd.	1,532,558	23,687,298
Tokio Marine Holdings, Inc.	4,478,921	125,928,669
Tokyo Gas Co., Ltd.	11,578,285	54,474,520
Toyota Industries Corp.	2,212,580	62,401,824
Toyota Motor Corp.	994,370	35,220,851
Ube Industries Ltd.	10,327,700	25,337,189
West Japan Railway Co.	7,437	27,609,788
		2,778,270,484
Kazakhstan — 0.1%
KazMunaiGas Exploration Production — GDR	3,466,900	59,630,680
Luxembourg — 0.0%
Millicom International Cellular SA	133,000	12,581,800
Malaysia — 0.4%
Axiata Group Bhd (a)	14,703,400	21,264,289
British American Tobacco Malaysia Bhd	1,149,700	17,200,063
IOI Corp. Bhd	5,267,299	9,865,915
PLUS Expressways Bhd	28,344,361	40,128,001
Telekom Malaysia Bhd	6,557,300	7,179,121
Tenaga Nasional Bhd	9,294,744	26,333,912
YTL Power International	72,338,279	54,447,421
		176,418,722
Mexico — 0.2%
America Movil, SA de CV — ADR	1,178,170	67,462,014
Fomento Economico Mexicano, SA de CV — ADR	277,900	15,259,489
		82,721,503
Netherlands — 0.2%
Koninklijke KPN NV	1,554,091	25,955,337
Koninklijke Philips Electronics NV	804,300	24,533,163
Koninklijke Philips Electronics NV, New York
Registered Shares	157,400	4,792,830
Unilever NV — ADR	343,900	10,210,391
		65,491,721
Norway — 0.1%
DnB NOR ASA	1,884,241	25,882,629
Statoil ASA	1,592,000	34,772,212
		60,654,841
Philippines — 0.1%
Philippine Long Distance Telephone Co. — ADR	354,900	22,049,937
Poland — 0.0%
Powszechny Zaklad Ubezpieczen SA	99,400	13,181,634
Russia — 1.3%
AFI Development Plc, Class B (a)	2,841,706	3,175,607
Federal Hydrogenerating Co. (a)	177,671,658	9,096,789

Common Stocks	Shares	Value
Russia (concluded)
Kuzbassrazrezugol (a)	48,029,996	$ 16,810,499
LSR Group — GDR (a)	6,813,100	36,790,740
MMC Norilsk Nickel — ADR	1,250,374	23,319,475
Magnitogorsk Iron & Steel Works — GDR	1,489,400	18,617,500
Novorossiysk Commercial Sea Port — GDR	4,994,420	44,700,059
OAO Gazprom — ADR	2,146,000	46,890,100
OAO Rosneft Oil Co. — GDR (a)	6,656,400	46,395,108
Polyus Gold Co. ZAO — ADR	2,920,515	86,505,654
RusHydro — ADR (a)	19,486,760	100,843,983
Sberbank	39,025,600	129,330,838
Uralkali — GDR	87,200	2,158,200
VimpelCom Ltd. — ADR (a)	2,282,600	34,992,258
		599,626,810
Singapore — 0.9%
CapitaLand Ltd.	7,810,100	23,559,031
DBS Group Holdings Ltd.	2,027,070	21,832,791
Fraser and Neave Ltd.	9,395,300	45,401,744
Global Logistic Properties Ltd. (a)	4,110,900	7,368,684
Keppel Corp. Ltd.	7,344,500	56,806,143
M1 Ltd.	10,694,700	18,372,648
Noble Group Ltd.	7,827,971	11,303,879
Oversea-Chinese Banking Corp.	8,562,120	59,809,888
Parkway Holdings Ltd.	14,358,000	42,709,032
Parkway Life Real Estate Investment Trust	444,195	573,421
Sembcorp Marine Ltd.	4,851,800	17,301,033
Singapore Press Holdings Ltd.	5,034,860	16,176,905
Singapore Telecommunications Ltd.	22,751,210	54,511,998
United Overseas Bank Ltd.	1,127,850	16,279,292
		392,006,489
South Africa — 0.1%
Anglo Platinum Ltd. (a)	86,898	8,585,354
AngloGold Ashanti Ltd. — ADR	222,800	10,496,108
Impala Platinum Holdings Ltd.	308,800	8,718,083
Katanga Mining Ltd. (a)	6,005,193	8,596,511
Life Healthcare Group Holdings Ltd.	8,525,100	17,086,710
Sasol Ltd.	151,400	6,817,893
		60,300,659
South Korea — 0.8%
Cheil Industries, Inc.	236,711	19,907,644
KT Corp.	149,315	5,883,022
KT Corp. — ADR	2,342,140	48,458,876
KT&G Corp.	679,901	41,798,598
Korean Reinsurance Co.	333,822	3,762,907
LG Corp.	273,400	19,559,494
LG Display Co. Ltd.	478,600	16,411,417
Mando Corp. (a)	52,000	6,021,718
Meritz Fire & Marine Insurance Co. Ltd.	336,566	2,311,829
Paradise Co. Ltd.	1,997,926	7,278,837
POSCO	68,230	28,160,434
POSCO — ADR	265,750	27,622,055
SK Telecom Co., Ltd.	279,470	42,536,885
Samsung Electronics Co., Ltd.	124,000	82,264,815
Samsung Fine Chemicals Co., Ltd.	355,100	21,090,106
		373,068,637
Spain — 0.4%
Banco Bilbao Vizcaya Argentaria SA	1,984,500	26,144,795
Banco Santander SA	6,403,400	82,191,535
Telefonica SA	1,471,261	39,757,388
Telefonica SA — ADR	197,998	16,065,558
		164,159,276

See Notes to Consolidated Financial Statements.

10 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Switzerland — 0.9%
Credit Suisse Group AG	615,040	$ 25,461,802
Credit Suisse Group AG — ADR	90,400	3,751,600
Garmin Ltd. (a)	122,264	4,015,150
Nestle SA, Registered Shares	2,273,530	124,531,455
Noble Corp.	94,146	3,250,861
Novartis AG, Registered Shares	1,061,637	61,514,151
Roche Holding AG	271,387	39,854,313
Transocean Ltd. (a)	686,400	43,490,304
Tyco Electronics Ltd.	359,623	11,392,857
Tyco International Ltd.	356,693	13,654,208
UBS AG (a)	1,993,600	33,866,367
Weatherford International Ltd. (a)	1,826,050	30,695,901
Zurich Financial Services AG	136,869	33,494,231
		428,973,200
Taiwan — 0.8%
ASUSTeK Computer, Inc.	1,140,946	9,258,687
Catcher Technology Co. Ltd.	2,420,400	6,445,832
Cheng Shin Rubber Industry Co. Ltd.	7,251,000	16,162,290
Chunghwa Telecom Co., Ltd.	12,264,967	28,689,351
Chunghwa Telecom Co., Ltd. — ADR	2,401,759	56,201,161
Compal Electronics, Inc.	5,674,811	7,240,052
Delta Electronics, Inc.	13,265,011	54,800,918
Far EasTone Telecommunications Co., Ltd.	16,164,000	23,278,168
HON HAI Precision Industry Co., Ltd.	6,035,100	22,824,972
HTC Corp.	3,075,597	69,746,525
MediaTek, Inc.	1,146,267	14,420,431
Pegatron Corp. (a)	3,043,961	4,120,379
Taiwan Semiconductor Manufacturing Co., Ltd.	27,805,824	57,205,270
		370,394,036
Thailand — 0.2%
Hana Microelectronics Pcl	10,790,310	8,997,924
PTT Chemical PCL	2,151,660	10,119,548
PTT Public Company THB10	3,289,870	33,249,854
Siam Commercial Bank Pcl	11,374,083	38,887,375
		91,254,701
Turkey — 0.3%
BIM Birlesik Magazalar AS	890,500	30,563,895
Tupras Turkiye Petrol Rafinerileri AS	1,100,105	29,249,208
Turk Telekomunikasyon AS	5,926,464	27,681,574
Turkcell Iletisim Hizmet AS	2,681,730	19,190,656
Turkiye Garanti Bankasi AS	7,995,065	48,262,048
		154,947,381
United Kingdom — 2.2%
Anglo American Plc	1,365,600	63,627,671
Antofagasta Plc	1,943,300	41,134,395
AstraZeneca Group Plc — ADR	97,000	4,894,620
BG Group Plc	5,010,100	97,527,789
BP Plc	8,829,991	60,019,247
BP Plc — ADR	1,816,000	74,147,280
BT Group Plc	4,964,300	12,240,831
British American Tobacco Plc	694,643	26,463,458
Diageo Plc — ADR	1,399,143	103,536,582
Ensco International Plc — ADR	78,700	3,646,958
GlaxoSmithKline Plc — ADR	100,100	3,907,904
Guinness Peat Group Plc	38,090,411	20,974,581
HSBC Holdings Plc	9,788,038	101,870,941
International Power Plc	4,506,900	30,071,159
Lloyds TSB Group Plc (a)	41,380,406	45,482,401
National Grid Plc	6,529,300	61,744,362
Prudential Plc	741,500	7,499,592

Common Stocks	Shares	Value
United Kingdom (concluded)
Royal Dutch Shell Plc — ADR	724,825	$ 47,062,887
Shire Pharmaceuticals Plc — ADR	32,200	2,257,220
Standard Chartered Plc	881,507	25,497,594
Unilever Plc	669,306	19,296,494
Unilever Plc — ADR	417,900	12,127,458
Vodafone Group Plc	27,152,461	74,224,464
Vodafone Group Plc — ADR	2,005,986	55,184,675
		994,440,563
United States — 29.4%
3M Co.	782,539	65,905,435
ACE Ltd.	1,847,919	109,803,347
The AES Corp. (a)	2,248,261	26,844,236
AOL, Inc. (a)	53,718	1,433,196
AT&T Inc.	9,182,302	261,695,607
Abbott Laboratories	1,999,143	102,596,019
Adobe Systems, Inc. (a)	491,000	13,821,650
Advance Auto Parts, Inc.	68,582	4,456,458
Advanced Micro Devices, Inc. (a)	3,693,800	27,075,554
Aetna, Inc.	2,262,939	67,571,359
Agilent Technologies, Inc. (a)	869,599	30,262,045
Allergan, Inc.	265,000	19,188,650
Alliance Resource Partners LP	375,695	22,105,894
The Allstate Corp.	505,094	15,400,316
Altera Corp.	140,300	4,378,763
Altria Group, Inc.	1,930,268	49,067,413
Amdocs Ltd. (a)	134,215	4,117,716
American Commercial Lines, Inc. (a)(d)(ad)	960,334	31,835,072
American Electric Power Co., Inc.	1,049,770	39,303,389
American Tower Corp., Class A (a)	849,946	43,865,713
American Water Works Co, Inc.	968,878	23,136,807
AmerisourceBergen Corp.	794,619	26,079,396
Amgen, Inc. (a)	954,831	54,606,785
Amphenol Corp., Class A	131,468	6,590,491
Anadarko Petroleum Corp.	1,168,635	71,952,857
Analog Devices, Inc.	229,061	7,712,484
Apache Corp.	702,730	70,989,785
Apple, Inc. (a)(ad)	1,481,712	445,802,689
Arch Capital Group Ltd. (a)	314,857	27,200,496
Ascent Media Corp., Class A (a)	3,255	88,666
Autodesk, Inc. (a)	112,600	4,073,868
Axis Capital Holdings Ltd.	112,941	3,841,123
BMC Software, Inc. (a)	144,340	6,561,696
Babcock & Wilcox Co (a)	1,562,375	35,653,397
Bank of America Corp.	12,105,063	138,481,921
The Bank of New York Mellon Corp.	3,598,139	90,169,363
Biogen Idec, Inc. (a)	66,963	4,199,250
Boeing Co.	1,303,979	92,113,077
Boston Scientific Corp. (a)	358,950	2,290,101
Bristol-Myers Squibb Co.	11,005,270	296,041,763
Broadcom Corp., Class A	444,149	18,094,630
Bunge Ltd.	624,451	37,510,772
CA, Inc.	3,261,230	75,693,148
CF Industries Holdings, Inc. (ad)	945,600	115,864,368
CMS Energy Corp.	1,103,836	20,288,506
CNA Financial Corp. (a)	135,000	3,742,200
CNH Global NV (a)	119,000	4,723,110
CVS Caremark Corp.	1,625,129	48,948,885
Cablevision Systems Corp., Class A	122,808	3,283,886
Capital One Financial Corp.	70,455	2,625,858
Cardinal Health, Inc.	112,280	3,894,993
CareFusion Corp. (a)	110,027	2,656,052
Celgene Corp. (a)	407,149	25,271,738
CenturyLink, Inc.	596,648	24,689,294

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
Cephalon, Inc. (a)	42,103	$ 2,797,323
Charter Communications, Inc. (a)	164,814	5,341,622
Check Point Software Technologies Ltd. (a)	105,500	4,510,125
Chesapeake Energy Corp.	858,783	18,635,591
Chevron Corp.	3,241,152	267,751,567
Chubb Corp.	827,026	47,984,049
Cigna Corp.	918,338	32,316,314
Cimarex Energy Co.	51,100	3,921,925
Cisco Systems, Inc. (a)	5,504,269	125,662,461
Citigroup, Inc. (a)	28,140,744	117,346,902
The Coca-Cola Co.	581,753	35,673,094
Cognizant Technology Solutions Corp. (a)	225,700	14,713,383
Colgate-Palmolive Co.	937,610	72,308,483
Comcast Corp., Class A	5,883,751	121,087,596
Complete Production Services, Inc. (a)	975,300	22,851,279
Computer Sciences Corp.	196,837	9,654,855
Comverse Technology, Inc. (a)	2,592,023	20,736,184
ConAgra Foods, Inc.	574,525	12,921,067
ConocoPhillips	2,612,739	155,196,697
Consol Energy, Inc.	3,632,295	133,523,164
Constellation Brands, Inc., Class A (a)	423,619	8,358,003
Constellation Energy Group, Inc.	82,257	2,487,452
Corning, Inc. (ad)	6,134,979	112,147,416
Crown Holdings, Inc. (a)	639,211	20,576,202
DIRECTV, Class A (a)	767	33,334
DISH Network Corp.	636,763	12,646,113
Darden Restaurants, Inc.	66,441	3,037,018
DaVita, Inc. (a)	583,670	41,878,322
Dell, Inc. (a)(ad)	6,860,866	98,659,253
Devon Energy Corp.	1,103,029	71,718,946
Discovery Communications, Inc., Class A (a)	32,150	1,434,211
Discovery Communications, Inc., Class C (a)	32,250	1,253,235
Dollar Tree, Inc. (a)	86,600	4,443,446
Domtar Corp. (ad)	340,900	27,053,824
The Dow Chemical Co.	2,220,804	68,467,387
Dr. Pepper Snapple Group, Inc.	402,552	14,713,276
E.I. du Pont de Nemours & Co.	1,531,895	72,427,996
EMC Corp. (a)	2,555,568	53,692,484
EXCO Resources, Inc.	4,755,648	70,526,260
Eastman Chemical Co.	58,205	4,573,167
Eaton Corp.	44,547	3,957,110
eBay, Inc. (a)(c)	1,125,060	33,538,039
El Paso Corp.	7,722,705	102,403,068
Electronic Arts, Inc. (a)	2,089,521	33,118,908
Eli Lilly & Co.	656,000	23,091,200
Endo Pharmaceuticals Holdings, Inc. (a)(c)	195,798	7,193,619
Endurance Specialty Holdings Ltd.	917,558	37,986,901
Energizer Holdings, Inc. (a)	51,300	3,836,214
Entergy Corp.	588,463	43,858,147
Exelon Corp.	1,271,450	51,900,589
Expedia, Inc.	140,150	4,057,342
Exxon Mobil Corp.	7,161,069	475,996,256
FMC Corp.	1,616,883	118,194,147
Fidelity National Information Services, Inc.	117,097	3,173,329
Fidelity National Title Group, Inc., Class A	3,883,707	52,002,837
Ford Motor Co. (a)	3,222,200	45,529,686
Forest Laboratories, Inc. (a)(c)	287,238	9,493,216
Freeport-McMoRan Copper & Gold, Inc., Class B	672,158	63,639,919
The Gap, Inc.	198,178	3,767,364
General Communication, Inc., Class A (a)	250,922	2,622,135
General Electric Co.	16,282,093	260,839,130
General Mills, Inc. (ad)	1,014,865	38,098,032
Genzyme Corp. (a)	833,819	60,143,364

Common Stocks	Shares	Value
United States (continued)
Gilead Sciences, Inc. (a)	1,375,301	$ 54,558,191
Global Industries Ltd. (a)	5,105,414	29,560,347
The Goldman Sachs Group, Inc.	786,148	126,530,521
Google, Inc., Class A (a)(ad)	255,086	156,365,167
H.J. Heinz Co.	413,254	20,294,904
Halliburton Co.	2,028,265	64,620,523
Harris Corp.	101,830	4,601,698
HealthSouth Corp. (a)	1,079,822	19,533,980
Hess Corp.	826,679	52,105,577
Hewlett-Packard Co. (ad)	3,328,742	140,006,889
Hologic, Inc. (a)	4,165,801	66,736,132
Hospira, Inc. (a)	138,722	8,251,185
Humana, Inc. (a)	831,617	48,474,955
Intel Corp.	5,317,405	106,720,318
International Business Machines Corp.	2,175,480	312,398,928
International Game Technology	1,820,989	28,389,219
International Paper Co.	549,519	13,891,840
Intuit, Inc. (a)	88,330	4,239,840
JPMorgan Chase & Co.	6,056,149	227,892,887
Johnson & Johnson	4,458,040	283,843,407
KBR, Inc.	1,088,752	27,654,301
Kimberly-Clark Corp.	41,127	2,604,984
King Pharmaceuticals, Inc. (a)	291,814	4,126,250
Kraft Foods, Inc.	3,062,203	98,817,291
L-3 Communications Holdings, Inc.	71,800	5,183,242
Lexmark International, Inc., Class A (a)	853,910	32,474,197
Liberty Global, Inc. (a)	125,100	4,727,529
Liberty Media Corp. — Starz, Series A (a)	76	4,980
Liberty Media Holding Corp. — Capital (a)	192	11,048
Liberty Media Holding Corp. — Interactive (a)	47,753	704,834
Life Technologies Corp. (a)	653,616	32,798,451
Limited Brands, Inc.	137,028	4,027,253
Lincoln National Corp.	141,800	3,471,264
Lockheed Martin Corp.	906,000	64,588,740
Lorillard, Inc.	223,440	19,068,370
Lubrizol Corp.	38,573	3,953,347
Macy's, Inc.	171,300	4,049,532
Marathon Oil Corp.	2,390,162	85,018,062
Marco Polo Investment Holdings Ltd. (a)	4,274	—
Mattel, Inc.	1,511,646	35,266,701
McDermott International, Inc. (a)	3,124,816	48,215,911
McDonald's Corp.	649,074	50,478,485
The McGraw-Hill Cos., Inc.	117,125	4,409,756
McKesson Corp.	724,334	47,791,557
Mead Johnson Nutrition Co. (ad)	1,362,040	80,115,193
MeadWestvaco Corp.	135,999	3,499,254
Medco Health Solutions, Inc. (a)	1,062,274	55,801,253
Medtronic, Inc.	2,498,857	87,984,755
Merck & Co, Inc.	4,977,668	180,589,795
MetLife, Inc.	1,225,759	49,434,860
Mettler-Toledo International, Inc. (a)	130,883	17,088,084
Micron Technology, Inc. (a)	380,400	3,145,908
Microsoft Corp.	14,193,310	378,109,778
Molson Coors Brewing Co., Class B	79,985	3,777,692
Morgan Stanley	2,814,554	69,997,958
Motorola, Inc. (a)	4,611,975	37,587,596
Murphy Oil Corp.	272,662	17,766,656
Mylan, Inc. (a)	142,446	2,894,503
NCB Holdings Ltd. (a)	34,970	—
NII Holdings, Inc. (a)	84,500	3,532,945
NRG Energy, Inc. (a)	496,315	9,881,632
Nabors Industries Ltd. (a)	320,491	6,698,262
National Oilwell Varco, Inc.	1,536,000	82,575,360
National Semiconductor Corp.	194,501	2,664,664

See Notes to Consolidated Financial Statements.

12 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
Newmont Mining Corp.	2,532,236	$ 154,137,205
News Corp., Class A	2,263,066	32,723,934
NextEra Energy, Inc.	1,264,067	69,574,248
Northern Trust Corp.	1,575,393	78,186,755
Northrop Grumman Corp.	705,204	44,575,945
Occidental Petroleum Corp.	1,436,652	112,963,947
Oracle Corp.	5,060,988	148,793,047
PG&E Corp.	575,396	27,515,437
PPG Industries, Inc.	54,004	4,142,107
PPL Corp.	1,726,906	46,453,771
Pall Corp.	202,822	8,654,415
Parker Hannifin Corp.	47,978	3,672,716
PartnerRe Ltd.	181,598	14,404,353
PerkinElmer, Inc.	725,090	17,003,360
Perrigo Co.	607,200	40,002,336
Pfizer, Inc.	12,336,214	214,650,124
PharMerica Corp. (a)	18,111	181,834
Philip Morris International, Inc.	1,204,374	70,455,879
Pitney Bowes, Inc. (c)	120,917	2,652,919
Platinum Underwriters Holdings Ltd.	385,767	16,607,269
Polo Ralph Lauren Corp.	34,784	3,369,874
Polycom, Inc. (a)	1,531,713	51,741,265
Praxair, Inc.	273,162	24,950,617
Precision Castparts Corp.	307,585	42,009,959
Pride International, Inc. (a)	80,042	2,426,873
Principal Financial Group, Inc.	462,820	12,422,089
The Procter & Gamble Co.	2,640,299	167,843,807
The Progressive Corp.	1,082,896	22,914,079
QUALCOMM, Inc.	4,011,160	181,023,651
Qwest Communications International, Inc.	9,200,060	60,720,396
R.R. Donnelley & Sons Co.	170,456	3,144,913
Ralcorp Holdings, Inc. (a)	88,555	5,495,723
Raytheon Co.	470,472	21,679,350
RenaissanceRe Holdings Ltd.	387,781	23,367,683
Ross Stores, Inc.	61,134	3,606,295
Ryder System, Inc.	76,711	3,356,106
SM Energy Co.	989,371	41,236,983
SUPERVALU, Inc.	201,876	2,178,242
Safeway, Inc.	122,050	2,794,945
SanDisk Corp. (a)	102,102	3,836,993
Sara Lee Corp.	4,487,895	64,311,535
Schlumberger Ltd.	1,773,736	123,966,409
Sears Holdings Corp. (a)(c)	29,567	2,128,233
Sempra Energy	83,700	4,476,276
Simon Property Group, Inc.	274,500	26,357,490
Sohu.com, Inc. (a)	60,500	4,507,250
The Southern Co.	589,152	22,311,186
Southwest Airlines Co.	286,300	3,939,488
Spirit Aerosystems Holdings, Inc., Class A (a)	2,555,379	55,298,402
Sprint Nextel Corp. (a)	3,603,534	14,846,560
The St. Joe Co. (a)(c)	1,239,329	25,022,053
State Street Corp.	1,087,145	45,399,175
Stryker Corp.	53,802	2,662,661
Symantec Corp. (a)(ad)	2,912,234	47,119,946
TJX Cos., Inc.	85,118	3,906,065
Target Corp.	57,664	2,995,068
Teradata Corp. (a)	174,574	6,871,233
Texas Instruments, Inc.	2,439,021	72,121,851
Thermo Fisher Scientific, Inc. (a)	919,683	47,290,100
Time Warner Cable, Inc.	296,954	17,184,728
Time Warner, Inc.	593,820	19,305,088
Total System Services, Inc.	251,109	3,919,811
Transatlantic Holdings, Inc.	217,713	11,451,704

Common Stocks		Shares	Value
United States (concluded)
The Travelers Cos., Inc.		1,702,223	$ 93,962,710
URS Corp. (a)		60,312	2,347,946
U.S. Bancorp		4,005,931	96,863,412
Union Pacific Corp.		1,959,554	171,813,695
United Technologies Corp. (ad)		1,128,751	84,396,712
UnitedHealth Group, Inc.		1,436,300	51,778,615
Unum Group		133,885	3,001,702
Valero Energy Corp.		1,538,887	27,623,022
Validus Holdings Ltd.		581,083	16,479,514
VeriSign, Inc. (a)		128,930	4,480,317
Verizon Communications, Inc.		5,244,645	170,293,623
Viacom, Inc., Class B		2,338,630	90,247,732
Wal-Mart Stores, Inc.		2,858,003	154,818,022
Waters Corp. (a)		477,421	35,391,219
WellPoint, Inc. (a)		1,620,028	88,032,322
Wells Fargo & Co.		8,069,894	210,462,836
Western Digital Corp. (a)		289,405	9,266,748
Whirlpool Corp.		33,454	2,536,817
Williams Cos., Inc.		171,100	3,682,072
Windstream Corp.		531,028	6,722,814
Wisconsin Energy Corp.		52,307	3,114,359
Wyndham Worldwide Corp.		133,800	3,846,750
Xerox Corp.		5,398,705	63,164,848
Xilinx, Inc.		114,938	3,081,488
			13,382,984,657
Total Common Stocks — 56.0%			25,547,934,457
Fixed Income Securities
		Par
Asset-Backed Securities		(000)
United States — 0.0%
Latitude CLO Ltd., Series 2005-1I,
Class SUB, 0.41%, 12/15/17 (h)	USD	7,900	2,528,000
Total Asset-Backed Securities — 0.0%			2,528,000
Corporate Bonds
Argentina — 0.0%
Empresa Distribuidora Y Comercializadora
Norte, 9.75%, 10/25/22 (b)		6,575	6,839,500
Brazil — 0.1%
Banco Santander Brasil SA,
4.50%, 4/06/15 (b)		15,962	16,749,613
Cosan Finance Ltd., 7.00%, 2/01/17 (b)		7,050	7,587,562
Globo Comunicacao e Participacoes SA,
6.25% (b)(e)(f)		5,474	5,638,220
			29,975,395
Canada — 0.4%
Daylight Resources Trust,
6.25%, 12/31/14 (g)	CAD	20,106	20,561,386
PetroBakken Energy Ltd.,
3.13%, 2/08/16 (g)	USD	82,200	78,912,000
Sino-Forest Corp., 5.00%, 8/01/13 (b)(g)		74,932	91,042,380
			190,515,766

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)

(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
China — 0.2%
Celestial Nutrifoods Ltd., 6/12/11 (g)(h)	SGD	89,400	$ 20,721,626
China Petroleum & Chemical Corp.,
4/24/14 (g)(h)	HKD	456,970	66,618,429
			87,340,055
El Salvador — 0.1%
Telemovil Finance Co. Ltd.,
8.00%, 10/01/17 (b)	USD	26,325	27,349,042
Europe — 0.2%
European Investment Bank:
4.38%, 4/15/13	EUR	32,667	48,730,885
Series 1158/0100, 3.63%, 10/15/11		14,195	20,249,701
			68,980,586
France — 0.0%
Compagnie Generale des Etablissements
Michelin, Series ML, 1/01/17 (g)(h)		9,251	14,694,612
Germany — 0.1%
Fresenius Finance Jersey Ltd.,
5.63%, 8/14/11 (g)		19,250	33,490,375
Hong Kong — 0.3%
FU JI Food and Catering
Services Holdings Ltd.,
0.00%, 10/18/10 (a)(g)(h)(i)	CNY	190,300	5,420,190
Hongkong Land CB 2005 Ltd.,
2.75%, 12/21/12 (g)	USD	8,200	14,647,250
Hutchison Whampoa International Ltd.:
(03/33), 6.25%, 1/24/14		12,497	13,982,668
(09), 7.63%, 4/09/19 (b)		29,327	36,482,143
(09/16), 4.63%, 9/11/15		40,425	43,618,575
(09/16), 4.63%, 9/11/15 (b)		33,249	35,966,042
(09/19), 5.75%, 9/11/19 (b)		6,392	7,071,201
			157,188,069
India — 0.7%
Gujarat NRE Coke Ltd.,
111.85%, 4/12/11 (g)(h)		11,700	15,795,000
Jaiprakash Associates Ltd.,
32.53%, 9/12/12 (g)(h)		8,838	11,732,445
REI Agro Ltd. (g):
5.50%, 11/13/14		6,670	6,961,813
5.50%, 11/13/14 (b)		46,977	48,914,801
Reliance Communications Ltd. (g)(h):
56.44%, 5/10/11		40,872	50,783,460
20.78%, 3/01/12		121,900	146,280,000
Suzlon Energy Ltd., 6/12/12 (g)(h)		24,650	25,143,000
Tata Steel Ltd., 1.00%, 9/05/12 (g)		26,300	31,921,625
			337,532,144
Indonesia — 0.1%
Bumi Investment Pte Ltd.,
10.75%, 10/06/17 (b)		21,723	22,664,258
Japan — 0.0%
The Mie Bank Ltd., 1.00%, 10/31/11 (g)	JPY	374,000	4,637,698
Nagoya Railroad Co. Ltd.,
84.71%, 3/30/12 (g)(h)		154,000	1,918,541
			6,556,239
Kazakhstan — 0.2%
KazMunaiGaz Finance Sub BV (b):
9.13%, 7/02/18	USD	49,002	58,944,506
7.00%, 5/05/20		28,577	30,377,351
			89,321,857

		Par
Corporate Bonds		(000)	Value
Luxembourg — 0.6%
Acergy SA, Series ACY,
2.25%, 10/11/13 (g)	USD	11,100	$ 12,426,450
Actelion Finance SCA,
1.11%, 11/22/11 (g)(h)	CHF	29,750	32,537,409
Evraz Group SA:
8.88%, 4/24/13	USD	2,000	2,135,000
8.88%, 4/24/13 (b)		11,550	12,340,020
8.25%, 11/10/15		7,365	7,843,725
9.50%, 4/24/18 (b)		22,625	25,509,687
Gaz Capital SA, 2.89%, 11/15/12	JPY	1,800,000	21,288,003
TNK-BP Finance SA:
7.50%, 7/18/16 (b)	USD	12,021	13,343,310
6.63%, 3/20/17 (b)		46,309	49,261,199
7.88%, 3/13/18 (b)		13,059	14,743,611
Series 2, 7.50%, 7/18/16		6,643	7,365,426
UBS Luxembourg SA for OJSC Vimpel
Communications:
8.25%, 5/23/16		18,790	20,551,563
8.25%, 5/23/16 (b)		2,481	2,713,594
VIP Finance Ireland Ltd. for OJSC Vimpel
Communications, 9.13%, 4/30/18 (b)		61,331	69,457,357
			291,516,354
Malaysia — 0.7%
Berjaya Land Bhd, 8.00%, 8/15/11 (g)	MYR	80,700	26,786,746
Cherating Capital Ltd.,
2.00%, 7/05/12 (g)(j)	USD	39,000	49,286,250
IOI Capital Bhd, Series IOI,
39.35%, 12/18/11 (g)(h)		40,285	58,161,469
Johor Corp., Series P3, 1.00%, 7/31/12	MYR	179,132	70,812,264
Rafflesia Capital Ltd.,
1.25%, 10/04/11 (g)(j)	USD	77,400	105,098,332
			310,145,061
Mexico — 0.2%
BBVA Bancomer SA, 7.25%, 4/22/20 (b)		38,464	42,767,545
Petroleos Mexicanos, 6.00%, 3/05/20		53,957	60,640,243
			103,407,788
Netherlands — 0.0%
ASM International NV (g):
4.25%, 12/06/11		1,481	1,891,978
4.25%, 12/06/11 (b)		4,180	5,313,825
			7,205,803
Norway — 0.1%
Subsea 7, Inc., 2.80%, 6/06/11 (g)		35,600	35,733,500
Singapore — 1.2%
CapitaLand Ltd. (g):
2.10%, 11/15/16	SGD	67,500	51,908,350
3.13%, 3/05/18		169,000	135,784,573
2.95%, 6/20/22		161,000	116,306,112
Keppel Land Ltd., 2.50%, 6/23/13 (g)		28,800	23,363,981
Olam International Ltd.,
6.00%, 10/15/16 (g)	USD	39,700	54,071,400
Wilmar International Ltd., 12/18/12 (g)(h)		32,400	44,914,500
Yanlord Land Group Ltd.,
5.85%, 7/13/14 (g)	SGD	72,000	58,284,787
Ying Li International Real Estate Ltd.,
4.00%, 3/03/15 (g)		66,000	43,088,928
			527,722,631

See Notes to Consolidated Financial Statements.

14 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)

(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
South Korea — 0.6%
Hyundai Motor Manufacturing Czech sro,
4.50%, 4/15/15 (b)	USD	32,993	$ 34,797,585
Korea Development Bank, 4.38%, 8/10/15		78,956	85,010,425
Korea Electric Power Corp.:
5.13%, 4/23/34		38,562	41,680,663
7.77%, 4/01/96 (k)		31,040	20,331,200
Zeus Cayman, 8/19/13 (g)(h)	JPY	8,494,000	105,342,806
			287,162,679
Spain — 0.1%
Telvent GIT SA, 5.50%, 4/15/15 (b)(g)	USD	32,544	34,202,442
Sweden — 0.1%
Svensk Exportkredit AB,
10.50%, 9/29/15 (j)	TRY	31,190	22,617,155
Switzerland — 0.3%
UBS AG, 4.88%, 8/04/20	USD	114,444	122,708,433
Trinidad — 0.0%
Petroleum Co. of Trinidad & Tobago Ltd.,
9.75%, 8/14/19 (b)		9,851	12,279,272
United Arab Emirates — 0.5%
Abu Dhabi National Energy Co.,
6.50%, 10/27/36		6,431	6,559,620
Aldar Funding Ltd., 5.77%, 11/10/11 (g)		17,802	17,445,960
Dana Gas Sukuk Ltd., 7.50%, 10/31/12 (g)		234,780	225,799,665
			249,805,245
United Kingdom — 0.4%
Anglo American Plc, Series AAL,
4.00%, 5/07/14 (g)		6,700	11,939,400
BP Capital Markets Plc, 3.13%, 10/01/15		18,436	18,920,922
Lloyds TSB Bank Plc, 13.00% (f)	GBP	46,296	90,503,012
Petropavlovsk 2010 Ltd.,
4.00%, 2/18/15 (g)	USD	36,000	38,655,000
Shire Plc, 2.75%, 5/09/14 (g)		43,421	44,180,868
			204,199,202
United States — 4.6%
The AES Corp., 8.38%, 3/01/11	GBP	3,349	5,500,457
Advanced Micro Devices, Inc.:
6.00%, 5/01/15 (g)	USD	132,189	131,362,819
8.13%, 12/15/17		13,100	14,148,000
Alberto-Culver Co., 5.15%, 6/01/20		7,750	8,256,129
Amylin Pharmaceuticals, Inc.,
3.00%, 6/15/14 (g)		55,574	47,932,575
Banco do Brasil SA, 4.50%, 1/22/15 (b)		19,181	20,304,298
Building Materials Corp. of America,
6.88%, 8/15/18 (b)		9,823	9,823,000
CF Industries, Inc., 7.13%, 5/01/20		22,380	25,960,800
CSN Islands XII Corp., 7.00% (b)(f)		32,906	32,535,807
Calpine Corp. (b):
7.88%, 7/31/20		15,685	16,430,038
7.50%, 2/15/21		6,587	6,743,441
Central European Distribution Corp.,
3.00%, 3/15/13 (g)		4,843	4,564,528
Chesapeake Energy Corp.,
2.50%, 5/15/37 (g)		106,039	91,326,089
China Milk Products Group Ltd.,
32.99%, 1/05/12 (g)(h)		39,800	16,747,999
Clearwater Paper Corp., 7.13%, 11/01/18 (b)		3,289	3,437,005
Consol Energy, Inc., 8.00%, 4/01/17 (b)		60,750	66,521,250
Cott Beverages, Inc., 8.13%, 9/01/18		6,527	7,065,478
Crown Cork & Seal Co., Inc.,
7.50%, 12/15/96		5,827	4,501,358

		Par
Corporate Bonds		(000)	Value
United States (continued)
DJO Finance LLC, 9.75%, 10/15/17 (b)	USD	6,575	$ 6,838,000
DaVita, Inc.:
6.38%, 11/01/18		14,793	15,125,843
6.63%, 11/01/20		13,149	13,527,034
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		16,811	18,578,979
8.00%, 12/15/16		13,440	15,731,843
6.63%, 8/15/17		13,227	14,793,579
GCI, Inc., 7.25%, 2/15/14		20,189	20,592,780
Gilead Sciences, Inc. (g):
0.50%, 5/01/11		16,039	17,201,827
0.63%, 5/01/13		55,471	64,554,376
1.63%, 5/01/16 (b)		13,112	14,505,150
Hana Bank, 4.50%, 10/30/15 (b)		14,402	15,290,276
Helix Energy Solutions Group, Inc.,
3.25%, 12/15/25 (g)		15,252	14,527,530
The Hertz Corp., 7.50%, 10/15/18 (b)		16,839	17,344,170
Hologic, Inc., 2.00%, 12/15/37 (g)		163,805	154,386,212
Host Marriott LP, 7.13%, 11/01/13		2,267	2,295,338
Insight Communications Co., Inc.,
9.38%, 7/15/18 (b)		8,693	9,431,905
Intel Corp. (g):
2.95%, 12/15/35		53,775	54,043,875
3.25%, 8/01/39 (b)		95,289	113,036,576
Intelsat Subsidiary Holding Co. Ltd.:
8.50%, 1/15/13		23,018	23,219,407
8.88%, 1/15/15		3,618	3,744,630
Kinetic Concepts, Inc.,
3.25%, 4/15/15 (b)(g)		8,287	8,514,893
King Pharmaceuticals, Inc.,
1.25%, 4/01/26 (g)		15,913	15,853,326
Kraft Foods, Inc.:
2.63%, 5/08/13		29,009	30,143,339
4.13%, 2/09/16		59,954	65,266,764
LifePoint Hospitals, Inc. (g):
3.50%, 5/15/14		5,911	5,874,056
3.25%, 8/15/25		29,410	29,079,137
Linn Energy LLC, 7.75%, 2/01/21 (b)		32,751	33,815,407
McMoRan Exploration Co. (g):
5.25%, 10/06/11		11,129	13,229,599
5.25%, 10/06/11 (b)		6,342	7,539,053
MetroPCS Wireless, Inc., 7.88%, 9/01/18		1,976	2,119,260
Mylan, Inc.:
1.25%, 3/15/12 (g)		71,022	75,372,097
7.63%, 7/15/17 (b)		16,618	18,279,800
NRG Energy, Inc., 8.25%, 9/01/20 (b)		9,613	10,189,780
Omnicare, Inc., Series OCR,
3.25%, 12/15/35 (g)		32,482	28,949,582
Paka Capital Ltd., 3/12/13 (g)(h)		22,000	22,852,500
Pemex Project Funding Master Trust,
Series 13, 6.63%, 6/15/35		32,718	36,289,759
Phibro Animal Health Corp.,
9.25%, 7/01/18 (b)		4,575	4,712,250
Pinafore LLC, 9.00%, 10/01/18 (b)		6,590	7,051,300
Pyrus Ltd., 7.50%, 12/20/15 (b)(g)(l)		46,200	48,708,660
Ranbaxy Laboratories Ltd.,
73.26%, 3/18/11 (g)(h)		22,163	27,703,750
Reliance Holdings USA, Inc. (b):
4.50%, 10/19/20		26,433	25,789,991
6.25%, 10/19/40		16,531	16,375,708
Reynolds Group Issuer, Inc.,
9.00%, 4/15/19 (b)		16,470	17,108,213

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)

(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
United States (concluded)
SBA Communications Corp. (g):
1.88%, 5/01/13	USD	23,405	$ 25,891,781
4.00%, 10/01/14 (b)		13,464	19,556,460
SanDisk Corp., 1.00%, 5/15/13 (g)		120,334	112,963,542
Sino-Forest Corp., 5.00%, 8/01/13 (g)		3,578	4,316,785
SonoSite, Inc., 3.75%, 7/15/14 (g)		14,279	15,564,110
St. Mary Land & Exploration Co.,
3.50%, 4/01/27 (g)		43,399	46,274,184
SunGard Data Systems, Inc.,
9.13%, 8/15/13		9,820	10,053,225
Suzlon Energy Ltd. (g)(h):
0.00%, 10/11/12		39,502	39,304,490
9.42%, 7/25/14		35,295	31,103,719
Texas Industries Inc., 9.25%, 8/15/20 (b)		25,875	27,233,437
Thermo Fisher Scientific, Inc.,
3.20%, 5/01/15		14,916	15,746,225
Valeant Pharmaceuticals International (b):
6.75%, 10/01/17		13,179	13,755,581
7.00%, 10/01/20		19,769	20,757,450
Viterra Inc., 5.95%, 8/01/20 (b)		32,683	32,290,150
Yanlord Land Group Ltd., 9.50%, 5/04/17 (b)		32,038	33,319,520
			2,120,879,284
Total Corporate Bonds — 11.8%			5,402,032,747
Floating Rate Loan Interests
Indonesia — 0.1%
PT Multi Daerah Bersaing, Term Loan,
7.30%, 4/13/12		35,777	35,598,402
Total Floating Rate Loan Interests — 0.1%			35,598,402
Foreign Agency Obligations
Australian Government Bonds,
5.75%, 6/15/11	AUD	97,532	96,230,783
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 5/15/17	BRL	22,700	26,327,845
Series F, 10.00%, 1/01/17		716,035	389,391,613
Series F, 10.00%, 1/01/21		642,991	337,125,855
Bundesrepublik Deutschland:
4.00%, 7/04/16	EUR	219,769	340,033,407
4.25%, 7/04/17		137,744	217,124,756
3.50%, 7/04/19		130,922	197,391,577
Series 07, 4.00%, 1/04/18		52,509	81,680,585
Series 08, 4.25%, 7/04/18		36,223	57,307,751
Canadian Government Bond:
4.00%, 6/01/16	CAD	55,628	59,924,866
3.50%, 6/01/20		67,523	69,965,983
Deutsche Bundesrepublik Inflation Linked,
Series I/L, 1.50%, 4/15/16	EUR	32,410	47,801,185
Export-Import Bank of Korea,
4.13%, 9/09/15	USD	73,100	76,878,466
Federal Republic of Germany,
1.50%, 9/21/12 (b)		130,903	133,450,242
Hong Kong Government Bond:
4.13%, 2/22/13	HKD	305,600	42,763,223
2.03%, 3/18/13		971,650	129,940,301
Kreditanstalt fuer Wiederaufbau,
3.25%, 6/27/13 (g)	EUR	81,800	119,462,678

		Par
Foreign Agency Obligations		(000)	Value
Magyar Nemzeti Vagonkezel Zrt,
4.40%, 9/25/14 (g)	EUR	14,400	$ 20,583,167
Malaysia Government Bond:
3.76%, 4/28/11	MYR	215,109	69,457,082
Series 0108, 3.46%, 7/31/13		185,681	59,945,692
Netherland Government Bond,
3.75%, 7/15/14	EUR	25,063	37,691,997
New Zealand Government Bond,
Series 216, 4.50%, 2/14/16	NZD	20,974	24,571,813
Poland Government Bond,
3.00%, 8/24/16	PLN	202,417	72,246,940
Socialist Republic of Vietnam,
6.75%, 1/29/20	USD	12,517	14,206,795
Turkey Government Bond:
10.00%, 1/09/13	TRY	22,288	16,300,144
10.50%, 1/15/20		178,335	141,187,211
Turkey Government International Bond,
4.00%, 4/01/20		41,483	32,753,322
Ukraine Government International Bond (b):
6.88%, 9/23/15	USD	9,854	9,927,905
7.75%, 9/23/20		22,934	23,163,340
United Kingdom Gilt:
4.25%, 3/07/11	GBP	151,126	245,313,376
4.75%, 3/07/20		298,414	542,670,598
Total Foreign Agency Obligations — 8.2%			3,732,820,498
Structured Notes
Taiwan — 0.0%
UBS AG (Total Return TWD Linked Notes),
0.26%, 12/01/10	USD	3,106	3,068,397
Total Structured Notes — 0.0%			3,068,397
U.S. Treasury Obligations
U.S. Treasury Inflation Indexed Bonds,
2.38%, 1/15/27 (ad)		85,618	102,788,931
U.S. Treasury Notes:
1.38%, 2/15/13 (m)(n)(ad)		182,773	186,814,235
2.13%, 11/30/14 (m)		186,947	196,309,247
2.63%, 12/31/14		378,210	404,685,128
2.25%, 1/31/15		297,765	314,049,172
2.38%, 2/28/15		371,163	393,228,640
2.50%, 3/31/15		357,960	381,452,915
2.63%, 2/29/16		100,248	107,045,697
3.50%, 5/15/20		992,037	1,069,931,745
2.63%, 8/15/20		889,552	890,386,700
Total U.S. Treasury Obligations — 8.8%			4,046,692,410
Total Fixed Income Securities — 28.9%			13,222,740,454
Investment Companies		Shares
Brazil — 0.0%
iShares MSCI Brazil (Free) Index Fund (o)		22,300	1,717,992

See Notes to Consolidated Financial Statements.

16 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)

(Percentages shown are based on Net Assets)

Investment Companies		Shares	Value
South Korea — 0.0%
iShares MSCI South Korea Index Fund (o)		24,900	$ 1,354,311
United States — 4.2%
Consumer Staples Select Sector SPDR Fund		1,423,500	40,954,095
ETFS Gold Trust (a)(d)		1,355,000	183,182,450
ETFS Palladium Trust (a)(d)		462,500	29,822,000
ETFS Platinum Trust (a)(d)		390,600	66,198,888
Energy Select Sector SPDR Fund		4,305,405	254,879,976
Financial Select Sector SPDR Fund (c)		4,231,389	61,609,024
Health Care Select Sector SPDR Fund		1,425,136	44,364,484
iShares Dow Jones U.S. Telecommunications
Sector Index Fund (o)		793,729	17,501,724
iShares Silver Trust (a)(o)		3,918,550	94,711,353
SPDR Gold Trust (a)		6,651,742	882,287,059
SPDR KBW Regional Banking ETF		918,022	20,774,838
Technology Select Sector SPDR Fund		3,932,436	95,754,817
Utilities Select Sector SPDR Fund		3,763,300	119,522,408
Vanguard Telecommunication Services ETF		24,500	1,555,015
			1,913,118,131
Vietnam — 0.0%
Vietnam Enterprise Investments Ltd.,
R Shares (a)		2,801,490	5,574,965
Vinaland Ltd. (a)		14,489,260	12,117,368
			17,692,333
Total Investment Companies — 4.2%			1,933,882,767
Preferred Securities
		Par
Capital Trusts		(000)
Singapore — 0.0%
DBS Capital Funding Corp., 7.66% (f)(j)	USD	2,653	2,686,163
Total Capital Trusts — 0.0%			2,686,163
Preferred Stocks		Shares
United Kingdom — 0.1%
HSBC Holdings Plc, 8.00%		1,270,200	35,119,760
United States — 0.5%
Apache Corp., 6.00% (g)		478,450	27,845,790
Bunge Ltd., 4.88% (g)		82,953	7,507,247
Chesapeake Energy Corp., 5.75% (a)(b)(g)		99,097	98,153,101
El Paso Corp. (g):
4.99%		49,220	58,387,225
4.99% (b)		10,550	12,514,937
Mylan, Inc., 6.50% (g)		44,046	52,397,562
XL Group Plc, 10.75% (g)		261,357	7,804,120
			264,609,982
Total Preferred Stocks — 0.6%			299,729,742
Trust Preferreds
United States — 0.1%
Citigroup Capital XIII		905,575	23,875,469
Omnicare Capital Trust II, Series B		425,200	15,882,388
Total Trust Preferreds — 0.1%			39,757,857

			Value
Total Preferred Securities — 0.7%			$ 342,173,762
Rights		Shares
United Kingdom — 0.0%
Standard Chartered Plc (Expires 11/05/10)		110,188	927,826
Total Rights — 0.0%			927,826
Warrants (p)
Canada — 0.0%
Kinross Gold Corp. (Expires 9/13/13)		560,413	1,291,274
United States — 0.1%
Bank of America Corp. (Expires 1/16/19)		1,951,521	11,513,974
Ford Motor Co. (Expires 1/01/13)		3,710,415	21,075,157
			32,589,131
Total Warrants — 0.1%			33,880,405
Total Long-Term Investments
(Cost — $35,867,804,252) — 89.9%			41,081,539,671
		Par
Short-Term Securities		(000)
Time Deposits
Australia — 0.0%
Brown Brothers Harriman & Co.,
3.42%, 11/01/10	AUD	1	1,123
Euro — 0.0%
Brown Brothers Harriman & Co.,
0.13%, 11/01/10	EUR	24	33,574
Hong Kong — 0.0%
Brown Brothers Harriman & Co.,
0.01%, 11/01/10	HKD	4,730	610,198
South Africa — 0.0%
Brown Brothers Harriman & Co.,
5.13%, 11/01/10	ZAR	2	271
United Kingdom — 0.0%
Brown Brothers Harriman & Co.,
0.06%, 11/01/10	GBP	183	292,606
United States — 0.2%
Brown Brothers Harriman & Co.,
0.11%, 11/01/10	USD	79,475	79,475,387
			80,413,159
U.S. Treasury Obligations — 9.4%
U.S. Treasury Bills (q):
0.16%, 11/04/10		271,567	271,564,284
0.11%, 11/12/10		614,450	614,429,109
0.12%, 11/18/10		543,814	543,785,178
0.16%, 11/26/10		348,519	348,487,633
0.14%, 12/02/10		593,049	592,986,730
0.13%, 12/09/10		659,475	659,391,247
0.13%, 12/16/10		447,810	447,734,320
0.16%, 12/23/10		70,400	70,384,723
0.12%, 1/06/11		41,245	41,236,668
0.11%, 1/13/11		463,535	463,431,632
0.13%, 1/20/11		218,878	218,823,499
			4,272,255,023

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)

(Percentages shown are based on Net Assets)

		Beneficial
		Interest
Short-Term Securities		(000)	Value
Money Market Funds — 0.2%
BlackRock Liquidity Series, LLC Money
Market Series, 0.39% (o)(r)(s)	USD	111,225	$ 111,225,250
Total Short-Term Securities
(Cost — $4,463,787,194) — 9.8%			4,463,893,432
Options Purchased		Contracts
Exchange-Traded Call Options — 0.0%
American Commercial Lines, Inc.,
Strike Price USD 30.00, Expires 12/18/10		1,269	387,045
Google, Inc. Class A, Strike Price
USD 620.00, Expires 12/18/10		1,197	2,334,150
			2,721,195
Over-the-Counter Put Options — 0.0%
KOSPI Index:
Strike Price KRW 232.20,
Expires 3/10/11, Broker Goldman
Sachs Bank USA		307,619,626	1,853,101
Strike Price KRW 230.71,
Expires 12/08/11, Broker Citibank NA		3,042	4,210,128
			6,063,229
Total Options Purchased
(Cost — $9,101,715) — 0.0%			8,784,424
Total Investments Before Structured
Options and Outstanding Options Written
(Cost — $40,340,693,161*) — 99.7%			45,554,217,527
Over-the-Counter Structured Options		Units
Credit Suisse EuroStoxx Index Link,
Expires 8/05/11, Broker Credit Suisse
International (t)		58,886	(951,599)
DJ EuroStoxx 50 Index , Expires 9/16/11,
Broker JPMorgan Chase Bank NA (u)		26,688	5,366,497
FTSE 100 Index, Expires 6/17/11,
Broker Goldman Sachs Bank USA (v)		14,750	8,237,580
MSCI EAFE Index, Expires 9/16/11,
Broker JPMorgan Chase Bank NA (w)		28,760	1,354,316
MSCI Europe excluding UK Index:
Expires 9/01/11,
Broker Deutsche Bank AG (x)		443,150	1,520,018
Expires 9/16/11,
Broker Goldman Sachs Bank USA (y)		395,751	1,357,425
Expires 9/16/11,
Broker Goldman Sachs Bank USA (z)		676,942	2,579,150
Expires 9/16/11,
Broker Goldman Sachs Bank USA (aa)		930,233	6,502,325
Taiwan Taiex Index, Broker Citibank NA:
Expires 12/21/11 (ab)		86,500	1,766,795
Expires 12/21/11 (ac)		169,600	3,464,144
Total Over-the-Counter Structured Options
(Premiums Received — $610,945) — 0.1%			31,196,651

Options Written	Contracts	Value
Exchange-Traded Call Options — (0.1)%
Agrium, Inc.:
Strike Price USD 65.00, Expires 1/22/11	3,450	$ (8,314,500)
Strike Price USD 70.00, Expires 1/22/11	1,254	(2,445,300)
Strike Price USD 75.00, Expires 1/22/11	3,135	(4,796,550)
Apple, Inc., Strike Price USD 320.00,
Expires 1/22/11	415	(424,337)
CF Industries Holdings, Inc.:
Strike Price USD 95.00, Expires 1/22/11	2,504	(7,292,900)
Strike Price USD 105.00, Expires 1/22/11	3,761	(7,945,113)
Strike Price USD 115.00, Expires 1/22/11	3,105	(4,502,250)
Corning, Inc., Strike Price USD 19.00,
Expires 1/22/11	19,826	(1,705,036)
Dell, Inc.:
Strike Price USD 15.00, Expires 1/22/11	10,455	(658,665)
Strike Price USD 15.00, Expires 1/21/12	6,456	(1,207,272)
Domtar Corp., Strike Price USD 65.00,
Expires 1/22/11	3,378	(5,354,130)
Google, Inc. Class A:
Strike Price USD 650.00, Expires 12/18/10	609	(557,235)
Strike Price USD 660.00, Expires 12/18/10	588	(417,480)
Hewlett-Packard Co., Strike Price USD 50.00,
Expires 1/21/12	5,248	(1,335,616)
Symantec Corp., Strike Price USD 17.50,
Expires 1/21/12	16,867	(3,272,198)
Thomson Reuters Corp., Strike Price
USD 39.00, Expires 11/20/10, Broker UBS AG	469	(31,410)
United Technologies Corp., Strike Price
USD 80.00, Expires 1/21/12	5,875	(2,908,125)
		(53,168,117)
Exchange-Traded Put Options — (0.0)%
American Commercial Lines, Inc.,
Strike Price USD 25.00, Expires 12/18/10	1,269	(12,690)
General Mills, Inc.:
Strike Price USD 33.00, Expires 4/16/11	2,638	(178,065)
Strike Price USD 34.00, Expires 4/16/11	2,563	(235,796)
Google, Inc. Class A, Strike Price
USD 590.00, Expires 12/18/10	1,197	(1,508,220)
Mead Johnson Nutrition Co.,
Strike Price USD 45.00, Expires 1/22/11	1,450	(25,375)
		(1,960,146)
Over-the-Counter Put Options — (0.0)%
S&P Equity Option:
Strike Price USD 1,030.64,
Expires 3/10/11, Broker Goldman
Sachs Bank USA	57,112	(1,136,038)
Strike Price USD 988.57,
Expires 12/08/11, Broker Citibank NA	56,112	(3,163,566)
		(4,299,604)
Total Options Written
(Premiums Received — $33,225,002) — (0.1)%		(59,427,867)
Total Investments, Net of Structured Options
and Outstanding Options Written — 99.7%		45,525,986,311
Other Assets Less Liabilities — 0.3%		149,943,850
Net Assets — 100.0%		$45,675,930,161

* The cost and unrealized appreciation (depreciation) of investments as of
October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$40,618,845,309
Gross unrealized appreciation	$ 6,056,992,189
Gross unrealized depreciation	(1,121,619,971)
Net unrealized appreciation	$ 4,935,372,218

See Notes to Consolidated Financial Statements.

18 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)

(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c) Security, or a portion of security, is on loan.
(d) Investments in companies whereby the Fund held 5% or more of the companies' outstanding securities that are considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares Held at			Shares Held at Value at
	October 31,	Shares	Shares	October 31,	October 31,	Realized
Affiliate	2009	Purchased	Sold	2010	2010	Gain (Loss)	Income
American Commercial Lines, Inc.	713,845	255,789	(9,300)	960,334	$ 31,835,072	$ 42,501	—
ETFS Gold Trust	—	1,355,000	—	1,355,000	183,182,450	—	—
ETFS Palladium Trust	—	462,500	—	462,500	29,822,000	—	—
ETFS Platinum Trust	—	390,600	—	390,600	66,198,888	—	—
RHJ International	4,071,500	14,124	(52,900)	4,032,724	31,434,542	(9,217)	—
RHJ International — ADR	911,000	—	(11,800)	899,200	7,008,476	(188,042)	—
Telecom HOLDRs Trust	180,000	—	(180,000)	—	—	(854,623)	—
Tianjin Development Holdings Ltd.	77,828,800	4,157,143	(1,011,300)	80,974,643	62,535,036	458,920	—

(e) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(f) Security is perpetual in nature and has no stated maturity date.
(g) Convertible security.
(h) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(i) Issuer filed for bankruptcy and/or is in default of interest payments.
(j) Variable rate security. Rate shown is as of report date.
(k) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(l) When issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Appreciation
JPMorgan Securities, Inc.	$48,708,660	$2,508,660

(m) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(n) All or a portion of security has been pledged as collateral in connection with swaps.
(o) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/	Shares/	Shares/	Shares/
	Beneficial	Beneficial	Beneficial	Beneficial	Value at
	Interest Held at	Interest	Interest	Interest Held at	October 31,	Realized
Affiliate	October 31, 2009	Purchased	Sold	October 31, 2010	2010	Gain (Loss)	Income
BlackRock Liquidity Funds, TempFund,
Institutional Class	1,801,967	—	(1,801,967)[1]	—	—	—	$ 10,555
BlackRock Liquidity Series, LLC Money Market Series	$138,379,650	— $(27,154,400)[2]		$111,225,250 $111,225,250		—	768,334
iShares Dow Jones U.S. Telecommunication
Sector Index Fund	797,900	6,229	(10,400)	793,729	17,501,724	$ (20,622)	527,665
iShares MSCI Brazil (Free) Index Fund	22,600	—	(300)	22,300	1,717,992	9,702	57,604
iShares MSCI South Korea Index Fund	25,200	—	(300)	24,900	1,354,311	5,270	9,634
iShares Silver Trust	5,013,700	191,100	(1,286,250)	3,918,550	94,711,353	5,014,784	—

1 Represents net shares sold.
2 Represents net beneficial interest sold.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)

(p) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(q) Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(r) Represents the current yield as of report date.
(s) Security was purchased with the cash collateral from loaned securities.
(t) CSFB DJ EuroStoxx Structured Option is issued in units. Each unit represents a structure based on the DJ EuroStoxx 50 Index, with an initial reference strike of
2,819.34. Each unit contains (a) one written put on the index at a strike price of
2,650.18 and (b) one call option on the index with a strike of 2,819.34. The
Fund holds 58,886 units of the structure. On October 31, 2010, the EuroStoxx
50 Index was 2,844.99. At this time, the value of the structured option was
($951,599) based on a price of ($16.16) per unit. The option expires on August
5, 2011.
(u) JP Morgan Chase DJ EuroStoxx Structured Option is issued in units. Each unit represents a structure based on the DJ EuroStoxx 50 Index, with an initial reference strike of 2,622.91. Each unit contains (a) one written put on the index at a strike price of 2,461.601 and (b) one call option on the index with a strike of 2,622.91. The Fund holds 26,688 units of the structure. On October 31,
2010, the EuroStoxx 50 Index was 2,844.99. At this time, the value of the struc-
tured option was $5,366,497 based on a price of $201.08 per unit. The option expires on September 16, 2011.
(v) Goldman Sachs FTSE 100 Structured Option is issued in units. Each unit represents a structure based on the FTSE 100 Index, with an initial reference strike of 5,067.00. Each unit contains (a) one written put on the index at a strike price of 4,692.042 and (b) one call option on the index with a strike of
5067.000. The Fund holds 14,750 units of the structure. On October 31, 2010, the FTSE 100 Index was 5,675.16. At this time, the value of the structured option was $8,237,580 based on a price of $558.48 per unit. The option expires on June 17, 2011.
(w) JP Morgan Chase MSCI EAFE Structured Option is issued in units. Each unit represents a structure based on the MSCI EAFE Index, with an initial reference strike of 1,564.68. Each unit contains (a) one written put on the index at a strike price of 1,564.68 and (b) one call option on the index with a strike of
1,564.68. The Fund holds 28,760 units of the structure. On October 31, 2010, the MSCI EAFE Index was 1,614.63. At this time, the value of the structured option was $1,354,316 based on a price of $47.09 per unit. The option expires on September 16, 2011.
(x) Deutsche Bank MSCI Europe ex UK Structured Option is issued in units. Each unit represents a structure based on the MSCI Europe ex UK Index, with an initial reference strike of 96.017. Each unit contains (a) one written put on the index at a strike price of 90.7361 and (b) one call option on the index with a strike of
96.017. The Fund holds 443,150 units of the structure. On October 31, 2010, the MSCI Europe ex UK Index was 99.82. At this time, the value of the structured option was $1,520,018 based on a price of $3.43 per unit. The option expires on September 1, 2011.

(y) Goldman Sachs MSCI Europe ex UK Structured Option is issued in units. Each unit represents a structure based on the MSCI Europe ex UK Index, with an initial reference strike of 96.02. Each unit contains (a) one written put on the index at a strike price of 89.9707 and (b) one call option on the index with a strike of
96.02. The Fund holds 395,751 units of the structure. On October 31, 2010, the MSCI Europe ex UK Index was 99.82. At this time, the value of the structured option was $1,357,425 based on a price of $3.43 per unit. The option expires on September 16, 2011.
(z) Goldman Sachs MSCI Europe ex UK Structured Option is issued in units. Each unit represents a structure based on the MSCI Europe ex UK Index, with an initial reference strike of 96.02. Each unit contains (a) one written put on the index at a strike price of 96.02 and (b) one call option on the index with a strike of
96.02. The Fund holds 676,942 units of the structure. On October 31, 2010, the MSCI Europe ex UK Index was 99.82. At this time, the value of the structured option was $2,579,150 based on a price of $3.81 per unit. The option expires on September 16, 2011.
(aa) Goldman Sachs MSCI Europe ex UK Structured Option is issued in units. Each unit represents a structure based on the MSCI Europe ex UK Index, with an initial reference strike of 93.31. Each unit contains (a) one written put on the index at a strike price of 93.31 and (b) one call option on the index with a strike of
93.31. The Fund holds 930,233 units of the structure. On October 31, 2010, the MSCI Europe ex UK Index was 99.82. At this time, the value of the structured option was $6,502,325 based on a price of $6.99 per unit. The option expires on September 16, 2011.

(ab) Citigroup Taiwan Taiex Structured Option is issued in units. Each unit represents a structure based on the Taiex Index, with an initial reference strike of 7,531.937. Each unit contains (a) one written put on the index at a strike price of 6,228.911899 and (b) one call option on the index with a strike of
7,531.937. The Fund holds 86,500 units of the structure. On October 31, 2010, the Taiex Index was 8,287.09. At this time, the value of the structured option was
$1,766,795 based on a price of $20.425 per unit. The option expires on
December 21, 2011.
(ac) Citigroup Taiwan Taiex Structured Option is issued in units. Each unit represents a structure based on the Taiex Index, with an initial reference strike of 7,212.9861. Each unit contains (a) one written put on the index at a strike price of 6,228.911899 and (b) one call option on the index with a strike of
7,531.937. The Fund holds 169,600 units of the structure. On October 31,
2010, the Taiex Index was 8,287.09. At this time, the value of the structured option was $3,464,144 based on a price of $20.425 per unit. The option expires on December 21, 2011.
(ad) Security or a portion thereof, pledged as collateral for outstanding options written.

See Notes to Consolidated Financial Statements.

20 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)

• Foreign currency exchange contracts as of October 31, 2010 were as follows:

									Unrealized
								Settlement	Appreciation
	Currency Purchased				Currency Sold	Counterparty		Date	(Depreciation)
	HKD		272,077,074	USD	35,073,682	HSBC Securities Inc.		11/01/2010	$ 27,376
	HKD		1,499,103	USD	193,395	Brown Brothers Harriman & Co.		11/01/2010	7
	INR		1,336,868	USD	30,130	Brown Brothers Harriman & Co. 11/01/2010			(37)
	INR		5,151,441	USD	116,102	Brown Brothers Harriman & Co.		11/01/2010	(144)
	USD		309,554	GBP	196,044	Brown Brothers Harriman & Co. 11/01/2010			(4,579)
	USD		608,006	HKD	4,716,608	Brown Brothers Harriman & Co.		11/01/2010	(490)
	USD		428,212	JPY	34,745,124	Brown Brothers Harriman & Co.		11/01/2010	(3,565)
	USD		1,299,382	MYR	4,039,747	Brown Brothers Harriman & Co. 11/01/2010			1,044
	USD		198,756	JPY	16,017,713	Citibank NA		11/02/2010	(296)
	USD		711,615	BRL	1,212,593	Brown Brothers Harriman & Co.		11/03/2010	(815)
	CHF		126,105,856	EUR	94,399,090	UBS AG		11/04/2010	(3,222,126)
	CHF		106,886,144	EUR	79,944,760	Credit Suisse International		11/04/2010	(2,637,764)
	CHF		115,578,541	EUR	86,381,570	Credit Suisse International		11/05/2010	(2,760,311)
	CHF		176,783,996	EUR	132,128,520	UBS AG		11/05/2010	(4,226,178)
	EUR		65,735,260	USD	91,590,581	JPMorgan Chase Bank NA		11/05/2010	(106,099)
	EUR		70,735,000	USD	99,150,664	Credit Suisse International		11/05/2010	(707,989)
	KRW	41,497,820,000		USD	36,821,164	UBS AG		11/08/2010	40,358
	KRW	102,035,230,000		USD	90,416,686	Deutsche Bank AG		11/08/2010	218,771
	EUR		131,613,000	USD	183,642,909	UBS AG		11/12/2010	(491,167)
	GBP		10,902,036	USD	17,289,647	Credit Suisse International		11/12/2010	177,547
	USD		28,116,310	ZAR	195,464,590	UBS AG		11/12/2010	274,072
	USD		34,120,260	ZAR	234,423,243	Barclays Bank Plc		11/12/2010	728,699
	CHF		150,403,322	USD	154,630,932	JPMorgan Chase Bank NA		11/18/2010	(1,765,344)
	EUR		66,167,439	USD	91,441,547	Deutsche Bank AG		11/18/2010	629,919
	EUR		65,858,630	USD	91,546,130	UBS AG		11/18/2010	95,631
	JPY	7,009,094,457		USD	85,685,751	UBS AG		11/18/2010	1,429,474
	JPY	17,610,789,269		USD	215,553,017	Deutsche Bank AG		11/18/2010	3,329,448
	EUR		98,602,880	USD	137,429,243	JPMorgan Chase Bank NA		11/19/2010	(225,777)
	EUR		32,917,580	USD	45,459,178	Barclays Bank Plc		11/19/2010	344,819
	EUR		32,917,580	USD	45,459,178	Credit Suisse International		11/19/2010	344,819
	EUR		66,523,300	USD	92,636,356	Barclays Bank Plc		11/19/2010	(70,831)
	EUR		92,902,595	USD	128,802,945	UBS AG		12/02/2010	446,967
	CAD		102,719,361	USD	100,238,459	Deutsche Bank AG		12/03/2010	393,789
	CAD		69,453,068	USD	67,774,299	Credit Suisse International		12/03/2010	267,581
	CHF		148,164,526	USD	150,233,238	JPMorgan Chase Bank NA		12/03/2010	376,181
	Total								$ (7,097,010)
•	Financial futures contracts purchased as of October 31, 2010 were as follows:
									Unrealized
						Expiration		Notional	Appreciation
	Contracts			Issue	Exchange	Date		Value	(Depreciation)
		132	H-Shares Index		Hong Kong	November 2010	USD	11,514,736	$ (345,931)
		46	MSCI Singapore IX ETS Future		Singapore	November 2010	USD	1,347,524	4,416
		598	DAX Index 25 Euro		Eurex	December 2010	USD 130,486,598		7,248,825
	3,700		DJ Euro Stoxx 50		Eurex	December 2010	USD 142,670,285		3,529,383
		492		Emini MSCI	Chicago Mercantile	December 2010	USD	37,861,780	1,872,140
		422	FTSE 100 Index		NYSE LIFFE — London	December 2010	USD	37,653,857	625,562
		416	S&P 500 Index		Chicago Mercantile	December 2010	USD 119,427,060		3,261,740
		120	SGX CNX Nifty		Singapore	November 2010	USD	1,473,900	(24,300)
		34	SPI 200 Index		Sydney	December 2010	USD	3,884,456	(15,294)
		146	S&P TSE 60 Index		Montreal	December 2010	USD	20,519,344	289,127
		210	Yen Denom Nikkei		Chicago Mercantile	December 2010	USD	12,185,606	(220,277)
	Total								$ 16,225,391

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)

•	Total return swaps outstanding as of October 31, 2010 were as follows:
	Interest			Notional		Unrealized
	Payable			Amount		Appreciation
	Rate	Counterparty	Expiration	(000)		(Depreciation)
	0.77%(1)	JPMorgan Chase Bank NA	December 2010	USD	88,611	$ 6,095,831(2)
	0.11%(3)	Credit Suisse International	December 2010	USD	7,673	274,548(4)
	0.66%(5)	BNP Paribas SA	January 2011	USD	68,095	417,072(2)
	(0.36)%(6)	JPMorgan Chase Bank NA	February 2011	USD	98,628	12,120,736(7)
	(0.36)%(6)	JPMorgan Chase Bank NA	February 2011	USD	16,036	1,970,734(7)
	0.14%(8)	Citibank NA	April 2011	USD	11,845	(202,509)(9)
	0.21%(10)	BNP Paribas SA	September 2011	USD	110,000	5,635,712(9)
	Total					$ 26,312,124

(1) Based on the 3-month LIBOR plus 0.48%.
(2) Based on the change in the return of the MSCI Daily Total Return Net Emerging Markets USD Index.
(3) Based on the 1-month MosPrime rate.
(4) Based on the change in the return of the RTS Index Future.
(5) Based on the 3-month LIBOR plus 0.37%.
(6) Based on the 3-month LIBOR minus 0.71%
(7) Based on the change in the return of the MSCI Daily Total Return Net Europe (ex United Kingdom) USD Index.
(8) Based on the 3-month LIBOR minus 0.15%.
(9) Based on the change in the return of the MSCI Daily Total Return All Country World (ex USA) USD Index.
(10) Based on the 3-month LIBOR minus 0.08%.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund's own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to
Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

22 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)

The following tables summarize the inputs used as of October 31, 2010 in determining the fair valuation of the Fund's investments and derivatives:

		Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments:
Common Stocks:
Australia	—	$ 305,746,112	—	$ 305,746,112
Austria	—	11,772,495	—	11,772,495
Belgium	$ 7,008,476	31,434,542	—	38,443,018
Brazil	950,517,978	—	$ 1,162,462	951,680,440
Canada	1,329,655,270	—	—	1,329,655,270
Chile	48,216,280	—	—	48,216,280
China	69,841,818	647,593,522	—	717,435,340
Egypt	—	33,786,771	—	33,786,771
Finland	3,757,224	30,454,255	—	34,211,479
France	76,099,229	344,636,372	—	420,735,601
Germany	37,397,346	117,726,881	—	155,124,227
Hong Kong	29,897,018	285,797,808	—	315,694,826
India	—	415,130,267	—	415,130,267
Indonesia	—	62,606,223	—	62,606,223
Ireland	152,613,367	—	—	152,613,367
Israel	73,341,920	—	—	73,341,920
Italy	—	198,583,090	—	198,583,090
Japan	4,935,740	2,773,334,744	—	2,778,270,484
Kazakhstan	59,630,680	—	—	59,630,680
Luxembourg	12,581,800	—	—	12,581,800
Malaysia	—	176,418,722	—	176,418,722
Mexico	82,721,503	—	—	82,721,503
Netherlands	15,003,221	50,488,500	-	65,491,721
Norway	—	60,654,841	—	60,654,841
Philippines	22,049,937	—	—	22,049,937
Poland	—	13,181,634		13,181,634
Russia	599,626,810	—	—	599,626,810
Singapore	50,077,716	341,928,773	—	392,006,489
South Africa	36,179,329	24,121,330	—	60,300,659
South Korea	76,080,931	296,987,706	—	373,068,637
Spain	16,065,558	148,093,718	-	164,159,276
Switzerland	110,250,881	318,722,319	—	428,973,200
Taiwan	60,321,540	310,072,496	—	370,394,036
Thailand	91,254,701	—	—	91,254,701
Turkey	—	154,947,381	—	154,947,381
United Kingdom	306,765,584	687,674,979	—	994,440,563
United States	13,382,984,657	—	—	13,382,984,657
Asset-Backed
Securities	—	—	2,528,000	2,528,000
Corporate Bonds	—	5,005,506,372	396,526,375	5,402,032,747
Floating Rate Loan
Interests	—	—	35,598,402	35,598,402
Foreign Agency
Obligations	—	3,650,645,653	82,174,845	3,732,820,498
Structured Notes	—	—	3,068,397	3,068,397
U.S. Treasury Obligations .	—	4,046,692,410	—	4,046,692,410
Investment Companies	1,933,882,767	—	—	1,933,882,767
Preferred Securities	170,432,336	171,741,426	—	342,173,762
Rights	927,826	—	—	927,826
Warrants	33,880,405	—	—	33,880,405
Short-Term Securities:
Time Deposits	—	80,413,159	—	80,413,159
US Treasury Obligations .	—	4,272,255,023	—	4,272,255,023
Money Market Funds	—	111,225,250	—	111,225,250
Total	$19,843,999,848	$25,180,374,774	$521,058,481	$45,545,433,103

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Consolidated Schedule of Investments (concluded)

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency
exchange contracts	—	$ 9,126,502	—	$ 9,126,502
Equity contracts	$ 19,552,388	26,514,633	$ 38,211,479	84,278,500
Liabilities:
Foreign currency
exchange contracts	—	(16,223,512)	—	(16,223,512)
Equity contracts	(55,702,655)	(233,919)	(5,251,203)	(61,187,777)
Total	$ (36,150,267)	$ 19,183,704	$ 32,960,276	$ 15,993,713

1 Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts, struc-
tured options and options. Swaps, financial futures contracts and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and structured options and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

				Floating	Foreign
	Common Asset-Backed Corporate			Rate Loan Government		Structured	Preferred
	Stocks	Securities	Bonds	Interests	Obligations	Notes	Stocks	Warrants	Total
Assets:
Investments in Securities:
Balance, as of October 31, 2009	—	$ 80,000	$866,416,734 $42,500,000		$59,410,122	$6,636,808	$3,038,743	$ 22,750	$978,105,157
Accrued discounts/premiums	—	32,103	23,207,725	—	(168,068)	5,945	—	—	23,077,705
Net realized gain (loss)	$ 500	(94,678)	17,968,902	—	217,314	17,879	(1,547)	—	18,108,370
Net change in unrealized
appreciation/depreciation[2]	(500)	2,512,575	32,594,667	—	7,688,596	(64,027)	(363,384)	(22,750)	42,345,177
Purchases	—	—	69,336,866	—	5,920,494	—	—	—	75,257,360
Sales	—	(2,000) (467,637,819) (42,500,000)			(821,518)	(3,528,208)	(1,511,350)		(516,000,895)
Transfers in3	1,162,462	—	48,708,660	35,598,402	9,927,905	—	—	—	95,397,429
Transfers out[3]	—	—	(194,069,360)	—	—	—	(1,162,462)	—	(195,231,822)
Balance, as of October 31, 2010	$1,162,462 $ 2,528,000		$396,526,375 $35,598,402		$82,174,845	$3,068,397	—	—	$521,058,481

2 Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/ depreciation on securities still held at October 31, 2010 was $23,998,766.

3 The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

		Equity
		Contract
	Assets	Liabilities	Total
Balance, as of October 31, 2009	$ 37,996,088	—	$ 37,996,088
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	36,407,767	—	36,407,767
Net change in unrealized
appreciation/depreciation[4]	(5,487,712) $ 1,060,885		(4,426,827)
Purchases	6,314,048	—	6,314,048
Sales	(37,018,712)	(6,312,088)	(43,330,800)
Transfers in5	—	—	—
Transfers out[5]	—	—	—
Total	$ 38,211,479 $ (5,251,203) $ 32,960,276

4 Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of
Operations. The net change in unrealized appreciation/depreciation on securities still held at October 31, 2010 was $0.
5 The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Consolidated Financial Statements.

24 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Consolidated Statement of Assets and Liabilities
October 31, 2010
Assets
Investments at value — unaffiliated (including securities loaned of $107,556,613) (cost — $39,717,223,109)	$44,915,690,432
Investments at value — affiliated (cost — $623,470,052)	638,527,095
Structured options at value (premiums received — $610,945)	31,196,651
Unrealized appreciation on foreign currency exchange contracts	9,126,502
Unrealized appreciation on swaps	26,514,633
Foreign currency at value (cost — $85,186,264)	86,817,321
Cash	126,293
Investments sold receivable	152,369,413
Interest receivable	144,288,328
Capital shares sold receivable	143,321,365
Dividends receivable	49,790,879
Options written receivable	1,143,037
Securities lending income receivable — affiliated	75,367
Margin variation receivable	67,064
Prepaid expenses	484,113
Total assets	46,199,538,493
Liabilities
Collateral on securities loaned at value	111,225,250
Options written, at value (premium received — $33,225,002)	59,427,867
Unrealized depreciation on foreign currency exchange contracts	16,223,512
Unrealized depreciation on swaps	202,509
Cash collateral held for swaps and options	18,710,000
Investments purchased payable	144,981,249
Capital shares redeemed payable	111,634,752
Investment advisory fees payable	24,118,220
Service and distribution fees payable	16,168,017
Deferred foreign capital gain tax	6,257,106
Options purchased payable	1,207,172
Other affiliates payable	520,773
Swaps payable	42,530
Officer’s and Directors’ fees payable	19,671
Other accrued expenses payable	12,862,934
Other liabilities	6,770
Total liabilities	523,608,332
Net Assets	$45,675,930,161
Net Assets Consist of
Paid-in capital	$41,054,577,202
Undistributed net investment income	10,836,597
Accumulated net realized loss	(642,719,705)
Net unrealized appreciation/depreciation	5,253,236,067
Net Assets	$45,675,930,161
Net Asset Value
Institutional — Based on net assets of $12,894,088,209 and 676,255,687 shares outstanding, 1 billion shares authorized, $0.10 per value	$ 19.07
Investor A — Based on net assets of $15,724,095,449 and 828,794,342 shares outstanding, 2 billion shares authorized, $0.10 per value	$ 18.97
Investor B — Based on net assets of $1,209,743,715 and 65,434,275 shares outstanding, 1.5 billion shares authorized, $0.10 per value	$ 18.49
Investor C — Based on net assets of $14,921,531,467 and 843,236,268 shares outstanding, 1.5 billion shares authorized, $0.10 per value	$ 17.70
Class R — Based on net assets of $926,471,321 and 50,451,662 shares outstanding, 2 billion shares authorized, $0.10 per value	$ 18.36

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Consolidated Statement of Operations
Year Ended October 31, 2010
Investment Income
Interest	$ 544,379,053
Dividends	512,276,462
Foreign taxes withheld	(22,270,045)
Securities lending — affiliated	768,334
Dividends — affiliated	605,458
Total income	1,035,759,262
Expenses
Investment advisory	293,821,768
Service — Investor A	34,664,967
Service and Distribution — Investor B	13,143,894
Service and Distribution — Investor C	132,261,078
Service and Distribution — Class R	3,747,412
Transfer agent — Institutional	8,070,218
Transfer agent — Investor A	13,939,985
Transfer agent — Investor B	2,092,801
Transfer agent — Investor C	14,354,895
Transfer agent — Class R	1,439,873
Custodian	6,822,222
Accounting services	5,864,090
Registration	2,186,470
Printing	1,071,917
Professional	910,269
Officer and Directors	870,809
Miscellaneous	1,135,908
Total expenses excluding dividend expense and interest expense	536,398,576
Dividend expense	729,947
Interest expense	54,294
Total expenses	537,182,817
Less fees waived by advisor	(26,658,595)
Total expenses after fees waived	510,524,222
Net investment income	525,235,040
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	418,550,672
Investments — affiliated	4,174,326
In-kind redemptions — unaffiliated	108,373,596
In-kind redemptions — affiliated	284,347
Swaps	3,003,721
Financial futures contracts	(60,266,355)
Short sales	(25,822,794)
Option written and structured options	78,469,555
Foreign currency transactions	(173,215,332)
353,551,736
Net change in unrealized appreciation/depreciation on:
Investments	3,140,871,399
Swaps	15,049,229
Financial futures contracts	29,887,018
Short sales	578,779
Options written and structured options	19,564,578
Foreign currency transactions	10,151,288
3,216,102,291
Total realized and unrealized gain	3,569,654,027
Net Increase in Net Assets Resulting from Operations	$ 4,094,889,067
See Notes to Consolidated Financial Statements.

26 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Consolidated Statements of Changes in Net Assets
	Year Ended October 31,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$ 525,235,040	$ 456,828,495
Net realized gain (loss)	353,551,736	(787,637,012)
Net change in unrealized appreciation/depreciation	3,216,102,291	5,212,663,235
Net increase in net assets resulting from operations	4,094,889,067	4,881,854,718
Dividends to Shareholders From
Net investment income:
Institutional	(164,775,820)	(251,914,635)
Investor A	(211,936,902)	(392,321,874)
Investor B	(13,142,613)	(55,746,986)
Investor C	(129,233,293)	(337,604,724)
Class R	(9,316,878)	(17,206,062)
Decrease in net assets resulting from dividends to shareholders	(528,405,506)	(1,054,794,281)
Capital Share Transactions
Net increase in net assets derived from capital share transactions	8,926,803,140	5,830,930,035
Redemption Fee
Redemption fee	1,003,153	1,284,347
Net Assets
Total increase in net assets	12,494,289,854	9,659,274,819
Beginning of year	33,181,640,307	23,522,365,488
End of year	$45,675,930,161	$33,181,640,307
Undistributed net investment income	$ 10,836,597	$ 7,979,608

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Financial Highlights
		Institutional						Investor A
		Year Ended October 31,					Year Ended October 31,
	Consolidated					Consolidated
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning
of year	$ 17.42 $	15.20 $	21.30	$ 17.94	$ 17.36	$ 17.34	$ 15.13	$ 21.22	$ 17.87	$ 17.30
Net investment income[1]	0.33	0.35	0.34	0.40	0.38	0.28	0.31	0.29	0.35	0.33
Net realized and unrealized
gain (loss)[2]	1.65	2.61	(5.10)	3.60	2.34	1.64	2.60	(5.09)	3.60	2.33
Net increase (decrease) from
investment operations	1.98	2.96	(4.76)	4.00	2.72	1.92	2.91	(4.80)	3.95	2.66
Dividends and distributions from:
Net investment income	(0.33)	(0.74)	(0.52)	(0.44)	(0.44)	(0.29)	(0.70)	(0.47)	(0.40)	(0.39)
Net realized gain	—	—	(0.82)	(0.20)	(1.70)	—	—	(0.82)	(0.20)	(1.70)
Total dividends and distributions	(0.33)	(0.74)	(1.34)	(0.64)	(2.14)	(0.29)	(0.70)	(1.29)	(0.60)	(2.09)
Net asset value, end of year	$ 19.07 $	17.42 $	15.20	$ 21.30	$ 17.94	$ 18.97	$ 17.34	$ 15.13	$ 21.22	$ 17.87
Total Investment Return[3]
Based on net asset value	11.54%	20.43%	(23.73)%	22.78%	16.65%[4]	11.20%	20.14%	(23.96)%	22.56%	16.32%[4]
Ratios to Average Net Assets
Total expenses	0.88%	0.91%	0.95%	0.88%	0.91%	1.15%	1.18%	1.20%	1.15%	1.16%
Total expenses after fees waived
and paid indirectly	0.81%	0.87%	0.86%	0.77%	0.82%	1.08%	1.13%	1.12%	1.03%	1.07%
Total expenses after fees waived
and paid indirectly and
excluding dividend expense	0.81%	0.85%	0.80%	0.77%	0.82%	1.08%	1.12%	1.06%	1.03%	1.07%
Net investment income	1.83%	2.26%	1.78%	2.08%	2.13%	1.56%	2.00%	1.52%	1.82%	1.88%
Supplemental Data
Net assets, end of year (000)	$12,894,088 $8,066,571 $5,091,181 $4,858,867 $3,506,452 $15,724,095 $11,844,981 $8,387,965 $8,266,581 $5,833,059
Portfolio turnover	29%	33%	34%	45%	40%	29%	33%	34%	45%	40%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 The previous investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the total investment return by 0.02%.

See Notes to Consolidated Financial Statements.

28 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Financial Highlights (continued)
		Investor B					Investor C
		Year Ended October 31,					Year Ended October 31,
	Consolidated					Consolidated
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning
of year	$ 16.91	$ 14.76	$ 20.72	$ 17.49	$ 16.94	$ 16.21	$ 14.19	$ 19.99	$ 16.91	$ 16.47
Net investment income[1]	0.13	0.18	0.13	0.19	0.19	0.13	0.18	0.14	0.19	0.19
Net realized and unrealized
gain (loss)[2]	1.61	2.53	(4.97)	3.51	2.29	1.54	2.43	(4.78)	3.39	2.21
Net increase (decrease) from
investment operations	1.74	2.71	(4.84)	3.70	2.48	1.67	2.61	(4.64)	3.58	2.40
Dividends and distributions from:
Net investment income	(0.16)	(0.56)	(0.30)	(0.27)	(0.23)	(0.18)	(0.59)	(0.34)	(0.30)	(0.26)
Net realized gain	—	—	(0.82)	(0.20)	(1.70)	—	—	(0.82)	(0.20)	(1.70)
Total dividends and distributions	(0.16)	(0.56)	(1.12)	(0.47)	(1.93)	(0.18)	(0.59)	(1.16)	(0.50)	(1.96)
Net asset value, end of year	$ 18.49	$ 16.91	$ 14.76	$ 20.72	$ 17.49	$ 17.70	$ 16.21	$ 14.19	$ 19.99	$ 16.91
Total Investment Return[3]
Based on net asset value	10.35%	19.15%	(24.57)%	21.52%	15.49%[4]	10.37%	19.24%	(24.51)%	21.54%	15.45%[4]
Ratios to Average Net Assets
Total expenses	1.96%	2.00%	2.01%	1.95%	1.93%	1.91%	1.94%	1.96%	1.92%	1.93%
Total expenses after fees waived
and paid indirectly	1.89%	1.95%	1.92%	1.84%	1.83%	1.84%	1.89%	1.88%	1.81%	1.83%
Total expenses after fees waived
and paid indirectly and excluding
dividend expense	1.89%	1.94%	1.86%	1.84%	1.83%	1.84%	1.88%	1.81%	1.81%	1.83%
Net investment income	0.74%	1.17%	0.70%	1.03%	1.12%	0.81%	1.23%	0.76%	1.05%	1.11%
Supplemental Data
Net assets, end of year (000)	$1,209,744 $1,442,397 $1,514,668 $2,141,544 $2,020,699 $14,921,531 $11,251,502 $8,157,355 $7,425,397 $4,585,172
Portfolio turnover	29%	33%	34%	45%	40%	29%	33%	34%	45%	40%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 The previous investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the total investment return by 0.02%.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Financial Highlights (concluded)
			Class R
		Year Ended October 31,
	Consolidated
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 16.80	$ 14.69	$ 20.65	$ 17.43	$ 16.93
Net investment income[1]	0.21	0.25	0.22	0.27	0.28
Net realized and unrealized gain (loss)[2]	1.59	2.51	(4.94)	3.51	2.28
Net increase (decrease) from investment operations	1.80	2.76	(4.72)	3.78	2.56
Dividends and distributions from:
Net investment income	(0.24)	(0.65)	(0.42)	(0.36)	(0.36)
Net realized gain	—	—	(0.82)	(0.20)	(1.70)
Total dividends and distributions	(0.24)	(0.65)	(1.24)	(0.56)	(2.06)
Net asset value, end of year	$ 18.36	$ 16.80	$ 14.69	$ 20.65	$ 17.43
Total Investment Return[3]
Based on net asset value	10.83%	19.67%	(24.21)%	22.14%	16.02%[4]
Ratios to Average Net Assets
Total expenses	1.49%	1.54%	1.55%	1.47%	1.41%
Total expenses after fees waived and paid indirectly	1.42%	1.49%	1.46%	1.36%	1.32%
Total expenses after fees waived and paid indirectly and excluding
dividend expense	1.42%	1.48%	1.40%	1.36%	1.32%
Net investment income	1.22%	1.65%	1.18%	1.47%	1.61%
Supplemental Data
Net assets, end of year (000)	$ 926,471	$576,189	$371,196	$306,367	$148,232
Portfolio turnover	29%	33%	34%	45%	40%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns include the reinvestment of dividends and distributions.
4 The previous investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the total investment return by 0.02%.

See Notes to Consolidated Financial Statements.

30 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Notes to Consolidated Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund's consolidated finan-
cial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and
Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automati-
cally convert to Investor A Shares after approximately eight years.
Investor B Shares are only available through exchanges, dividend rein-
vestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Basis of Consolidation: The accompanying consolidated financial state-
ments include the accounts of BlackRock Cayman Global Allocation
Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Subsidiary allows the Fund to hold these commodity-related instruments and still satisfy Regulated Investment Company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The subsidiary is subject to the same investment policies and restrictions that apply to the fund.

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the "Board"). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recog-
nized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are val-
ued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing serv-
ices. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing serv-
ices may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transac-
tions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such invest-
ments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s'
pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments.

The Fund values its investments in BlackRock Liquidity Series, LLC
Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consis-
tent with maintaining liquidity and preserving capital. Although the
Money Market Series is not registered under the 1940 Act, its invest-
ments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange
Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to
25% of its investment daily, although the manager of the Money Market
Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).
Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Notes to Consolidated Financial Statements (continued)

on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is val-
ued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisors seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transac-
tion. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisors deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the
Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securi-
ties and foreign options at fair value as of the close of business on the
NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund books and records are main-
tained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the oppo-
site effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such com-
ponents are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgaged-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a num-
ber of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major dif-
ference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepay-
ment feature will have the effect of shortening the maturity of the secu-
rity. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instru-
mentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Freddie Mac and Fannie
Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage
Pass-Through Certificates, which are solely the obligations of Freddie
Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Capital Trusts: These securities are typically issued by corporations, gen-
erally in the form of interest-bearing notes with preferred securities char-
acteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated
maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments

32 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Notes to Consolidated Financial Statements (continued)

does not affect the purchase or sale of these securities in the open mar-
ket. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of pre-
ferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a pre-
ferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institu-
tions, and privately and publicly offered corporations (the “lender”).
Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly levered. The Fund may invest in obliga-
tions of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR
(London Inter Bank Offered Rate), the prime rate offered by one or more
US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be invest-
ments in debt securities for purposes of its investment policies.

When the Fund buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee.
On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Fund earns and/or pays facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Consolidated Statement of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan inter-
est by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower.
The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the
Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the bor-
rower, and the Fund may not benefit directly from any collateral support-
ing the loan in which it has purchased the Participation. As a result, the
Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities
(calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond prin-
cipal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subse-
quently marked-to-market to reflect the market value of the short sale.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Notes to Consolidated Financial Statements (continued)

The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend — expense in the
Consolidated Statement of Operations. The Fund may pay a fee on the
assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its col-
lateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recog-
nized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the
Fund will be able to close out a short position at a particular time or at an acceptable price.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experi-
ence greater volatility in market value than similar maturity debt obliga-
tions which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that Fund either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and options written, the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on require-
ments and agreements with certain exchanges and third party broker-
dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Fund has determined the ex-dividend date.
Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notifica-

tion from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securi-
ties, is recognized on the accrual basis. Income and realized and unreal-
ized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Consolidated Statement of Operations.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is deter-
mined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Consolidated Statement of
Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund is entitled to dividends and interest payments on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
In the event that the borrower defaults on its obligation to return bor-
rowed securities because of insolvency or for any other reason, the
Fund could experience delays and costs in gaining access to the collat-
eral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regu-
lated investment companies and to distribute substantially all of its tax-
able income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Fund's US federal tax returns remains open for each of the four years ended October 31, 2010. The statutes of limitations on the
Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax posi-
tions that require recognition of a tax liability.

34 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Notes to Consolidated Financial Statements (continued)

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrange-
ment with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accu-
mulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfa-
vorable change in the market rates or values of the underlying instru-
ment or if the counterparty does not perform under the contract.

The Fund’s' maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options pur-
chased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counter-
party credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded finan-
cial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and
Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA
Master Agreement allows the Fund to offset with each separate counter-
party certain derivative financial instrument’s payables and/or receiv-
ables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or other-
wise, the Fund bears the risk of loss from counterparty non-performance.
See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counter-
party risk by entering into agreements only with counterparties that it believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates
(interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin varia-
tion and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either spe-
cific transactions or portfolio instruments or to obtain exposure to for-
eign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the
Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Notes to Consolidated Financial Statements (continued)

generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund pur-
chases (writes) an option, an amount equal to the premium paid
(received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the cur-
rent market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related pre-
mium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a clos-
ing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid).
When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavor-
able change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security at a price different from the current market value.

The Fund invests in structured options to increase or decrease its expo-
sure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-
Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used.
One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the coun-
terparty, depending on the value of the underlying index at exercise.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap, which is recognized as realized gain or loss in the Consolidated Statement of Operations. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the pro-
ceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recog-
nized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agree-
ments, that the counterparty to the agreements may default on its obli-
gation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in inter-
est rates and/or market values associated with these transactions.

• Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity)
(equity risk and/or interest rate risk). Total return swaps are agree-
ments in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

36 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Notes to Consolidated Financial Statements (continued)
Derivative Instruments Categorized by Risk Exposure:
Fair Values of Derivative Instruments as of October, 2010

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
	and Liabilities Location	Value	and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign		Unrealized depreciation on foreign
	currency exchange contracts	$ 9,126,502	currency exchange contracts	$ 16,223,512
Equity contracts	Net unrealized appreciation/
appreciation*; Unrealized
	appreciation on swaps; Investments		Net unrealized appreciation/depreciation*;
	at value — unaffiliated** Structured		Unrealized depreciation on swaps;
	Options at value	83,326,901	Options written at value	60,236,178
Total		$ 92,453,403		$ 76,459,690

* Includes cumulative unrealized appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.
** Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Instruments on the Consolidated Statement of Operations
Year Ended October 31, 2010

Net Realized Gain (Loss) from

	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options***	Transactions
Foreign currency transactions	—	—	$ (1,768,593)	$(162,647,621)
Equity contracts	$ (60,266,355)	$ 3,003,721	23,865,792	—
Interest rate contracts	—	—	988,879	—
Total	$ (60,266,355)	$ 3,003,721	$ 23,086,078	$(162,647,621)
Net Change in Unrealized Appreciation/Depreciation on

	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options***	Transactions
Foreign currency transactions	—	—	$ 1,719,734	$ 7,415,523
Equity contracts	$ 29,887,018	$ 15,049,229	27,237,863	—
Total	$ 29,887,018	$ 15,049,229	$ 28,957,597	$ 7,415,523

***Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended October 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:
Financial futures contracts:
Average number of contracts purchased	10,115
Average number of contracts sold	400
Average notional value of contracts purchased	$ 607,366,663
Average notional value of contracts sold	$ 48,375,730
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	17
Average number of contracts — US dollars sold	25
Average US dollar amounts purchased	$ 911,515,535
Average US dollar amounts sold	$1,480,919,470
Options:
Average number of contracts purchased	76,908,766
Average number of contracts written	119,069
Average notional value of contracts purchased	$ 80,846,144
Average notional value of contracts written	$ 360,678,762
Structured options:
Average number of units	823,519
Average notional value	$ 305,473
Total return swaps:
Average number of contracts	8
Average notional value	$ 571,416,497

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Fund's investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the manage-
ment of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.75% of the Fund's average daily net assets.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Notes to Consolidated Financial Statements (continued)

The Manager voluntarily agreed to waive a portion of its fees payable by the Fund, which is shown as fees waived by advisor in the Consolidated
Statement of Operations, so that such fee is reduced for average daily net assets of the Fund as follows:

In excess of $10 billion, but not exceeding $15 billion	0.69%
In excess of $15 billion, but not exceeding $20 billion	0.68%
In excess of $20 billion, but not exceeding $25 billion	0.67%
In excess of $25 billion, but not exceeding $30 billion	0.65%
In excess of $30 billion, but not exceeding $40 billion	0.63%
In excess of $40 billion	0.62%

For the year ended October 31, 2010, the Manager waived
$26,653,968, which is included in fees waived by advisor in the
Consolidated Statement of Operations. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, how-
ever, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund's investment in other affiliated investment companies, if any. This amount is included in fees waived by advisor in the Consolidated Statement of Operations.
For the year ended October 31, 2010, the amount waived was $4,627.

BlackRock provides investment management and other services to the
Subsidiary. BlackRock does not receive separate compensation from the
Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund's assets, including the assets in the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”) and BlackRock International
Limited (“BIL”), both affiliates of the Manager. The Manager pays BIM and BIL for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended October 31, 2010, the Fund reimbursed the Manager
$754,296 for certain accounting services, which are included in accounting services in the Consolidated Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution and
Service Plan with BlackRock Investments, LLC (”BRIL“), an affiliate of
BlackRock. Pursuant to the Distribution and Service Plan and in accor-
dance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-
dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended October 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund's Investor A Shares, which totaled $4,713,441. For the year ended October 31, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and
Investor C Shares:

Investor B	$1,691,450
Investor C	2,255,811

Furthermore, affiliates received contingent deferred sale charges of
$316,273 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global
Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York
Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly-owned subsidiary of PNC and an affiliate of the
Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identifica-
tion services. Pursuant to written agreements, certain financial inter-
mediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other admin-
istrative services with respect to sub-accounts they service. For these services, these entities receive a fee that could vary depending on, among other things, shareholder accounts, share class and net assets.
For the year ended October 31, 2010, the Fund paid $3,022,981 to affiliates in return for these services, which is included in transfer agent-class specific in the Consolidated Statement of Operations.

38 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Notes to Consolidated Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of
Fund shares. For the year ended October 31, 2010, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the
Consolidated Statement of Operations.

Institutional	$ 79,237
Investor A	354,659
Investor B	35,153
Investor C	347,218
Class R	7,462

The Fund received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the
Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Consolidated Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the
Consolidated Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending — affiliated in the Consolidated Statement of Operations. For the year ended
October 31, 2010, BIM received $193,744 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund's Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns and
excluding short-term securities and US government securities for the year ended October 31, 2010, were $13,953,958,110 and
$6,135,525,503, respectively.

Purchases and sales of US government securities for the
year ended October 31, 2010, were $4,546,355,519 and
$3,701,467,500, respectively.

Transactions in options written for the year ended October 31, 2010, were as follows:

		Calls
		Premiums
	Contracts	Received
Options outstanding at
beginning of period	150,366	$ 45,490,236
Options written	216,350	52,020,663
Options closed	(76,814)	(25,707,644)
Options expired	(83,858)	(12,298,389)
Options exercised	(118,649)	(35,939,864)
Options outstanding at end of period	87,395	$ 23,565,002
		Puts
		Premiums
	Contracts	Received
Options outstanding at
beginning of period	920	$ 2,812,793
Options written	137,358	23,710,574
Options closed	(930)	(540,948)
Options expired	(15,007)	(16,322,419)
Options exercised	—	—
Options outstanding at end of period	122,341	$ 9,660,000

As of October 31, 2010, the value of portfolio securities subject to cov-
ered call options written was $45,250,756.

5. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010 and was subsequently renewed until November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2008, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008, a commitment fee of 0.08%
per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the
Consolidated Statement of Operations, and interest at a rate equal to the higher of (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii)
50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the followingterms: 0.02% upfront fee on the aggregate commit-
ment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agree-
ment, which is included in miscellaneous in the Consolidated Statement of Operations and interest at a rate equal to the higher of (a) the one-
month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus
1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended October 31, 2010.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Notes to Consolidated Financial Statements (continued)

6. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of
October 31, 2010 attributable to foreign currency transactions, amortiza-
tion methods on fixed income securities, income recognized from pass-
through entities, the accounting for swap agreements and in-kind redemptions were reclassified to the following accounts:

Paid-in capital	$ 106,010,933
Undistributed net investment income	$ 6,027,455
Accumulated net realized loss	$(112,038,388)

The tax character of distributions paid during the fiscal years ended
October 31, 2010 and October 31, 2009 was as follows:

	10/31/2010	10/31/2009
Ordinary income	$ 528,405,506	$ 1,054,794,281
Total distributions	$ 528,405,506	$ 1,054,794,281

As of October 31, 2010, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	265,172,269
Capital loss carryforwards	(428,495,652)
Net unrealized gains*	$4,784,676,342
Total	$4,621,352,959

* The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, amortization methods for premiums and discounts on fixed income securities, the classification of investments, the timing and recognition of partner-
ship income, the accounting for swap agreements and the investment in wholly owned subsidiaries.

As of October 31, 2010, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated
expiration dates:

Expires October 31,
2017	428,495,652
Total	$ 428,495,652

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the mar-
ket (market risk) or failure of the issuer of a security to meet all its obli-
gations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s
Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

As of October 31, 2010, the Fund had the following industry
classifications:

Percent of
Long-Term
Industry	Investments
Oil, Gas & Consumable Fuels	11%
Metals & Mining	8
Pharmaceuticals	5
Commercial Banks	4
Diversified Financial Services	4
Other*	68

* Consists of Asset-Backed Securities, US Treasury Obligations and Foreign
Government Obligations (18%), and all other industries less than 4% of long-term investments (50%).

40 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Notes to Consolidated Financial Statements (concluded)
8. Capital Share Transactions:
Transactions in capital shares for each class were as follows:
	Year Ended		Year Ended
	October 31, 2010		October 31, 2009
	Shares	Amount	Shares	Amount
Institutional
Shares sold	335,301,139	$6,059,409,369	224,084,151	$ 3,530,088,787
Shares issued to shareholders in reinvestment of dividends and distributions	8,024,220	142,624,118	15,049,003	221,037,949
Total issued	343,325,359	6,202,033,487	239,133,154	3,751,126,736
Shares redeemed	(130,061,599)	(2,348,729,399)	(111,052,531)	(1,690,232,537)
Net increase	213,263,760	$3,853,304,088	128,080,623	$ 2,060,894,199
Investor A
Shares sold and automatic conversion of shares	289,138,749	$ 5,196,177,722	238,010,540	$ 3,745,731,393
Shares issued to shareholders in reinvestment of dividends and distributions	10,727,773	190,009,988	23,940,344	349,139,916
Total issued	299,866,522	5,386,187,710	261,950,884	4,094,871,309
Shares redeemed	(154,121,906)	(2,751,691,644)	(133,181,127)	(2,016,408,935)
Net increase	145,744,616	$ 2,634,496,066	128,769,757	$ 2,078,462,374
Investor B
Shares sold	3,136,987	$ 54,956,188	12,702,879	$ 186,933,426
Shares issued to shareholders in reinvestment of dividends and distributions	666,217	11,558,821	3,481,967	49,051,379
Total issued	3,803,204	66,515,009	16,184,846	235,984,805
Shares redeemed and automatic conversion of shares	(23,647,861)	(414,372,944)	(33,498,343)	(496,555,695)
Net decrease	(19,844,657)	$ (347,857,935)	(17,313,497)	$ (260,570,890)
Investor C
Shares sold	257,041,467	$ 4,315,097,420	222,113,983	$ 3,273,646,648
Shares issued to shareholders in reinvestment of dividends and distributions	7,044,851	116,943,121	22,540,904	305,722,162
Total issued	264,086,318	4,432,040,541	244,654,887	3,579,368,810
Shares redeemed	(115,129,271)	(1,925,938,432)	(125,252,461)	(1,764,227,714)
Net increase	148,957,047	$ 2,506,102,109	119,402,426	$ 1,815,141,096
Class R
Shares sold	26,798,975	$ 465,705,311	18,623,359	$ 280,130,626
Shares issued to shareholders in reinvestment of dividends and distributions	541,846	9,306,818	1,217,643	17,189,054
Total issued	27,340,821	475,012,129	19,841,002	297,319,680
Shares redeemed	(11,178,075)	(194,253,317)	(10,817,247)	(160,316,424)
Net increase	16,162,746	$ 280,758,812	9,023,755	$ 137,003,256

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as credit to paid-in capital.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the
Fund’s consolidated financial statements was completed through the date the consolidated financial statements were issued and the follow-
ing items were noted:

The Fund paid a net investment income dividend on December 21,
2010 to shareholders of record on December 17, 2010 as follows:

Institutional	$0.193471
Investor A	$0.167707
Investor B	$0.089879
Investor C	$0.105055
Class R	$0.140288

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock
Global Allocation Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Allocation Fund, Inc. and subsidiary
(the “Fund”), including the consolidated schedule of investments, as of
October 31, 2010, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the finan-
cial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-
cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our pro-
cedures included confirmation of securities owned as of October 31,
2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial high-
lights referred to above present fairly, in all material respects, the finan-
cial position of BlackRock Global Allocation Fund, Inc. and subsidiary as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles gener-
ally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 29, 2010

42 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by BlackRock Global Allocation Fund, Inc. during the fiscal year ended October 31, 2010:

	Payable Date	12/21/09	7/23/10
Qualified Dividend Income for Individuals†		65.03%	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations†		36.12%	54.47%
Federal Obligation Interest*		5.18%	9.93%
Interest-Related Dividends for Non-U.S. Residents**		16.30%	27.94%

† The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

* The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Global Allocation Fund,
Inc. (the “Fund”) met on April 13, 2010 and May 11 – 12, 2010 to
consider the approval of the Fund’s investment advisory agreement (the
“Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the
Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agree-
ments”) between the Manager and each of (a) BlackRock Investment
Management, LLC; and (b) BlackRock International Limited (collectively, the “Sub-Advisors”) with respect to the Fund. The Manager and the
Sub-Advisors are referred to herein as “BlackRock.” The Advisory
Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not
“interested persons” of the Fund as defined in the Investment Company
Act of 1940, as amended (the “1940 Act”) (the “Independent Board
Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The
Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the
Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and
Nominating Committee, a Compliance Committee, a Performance
Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance
Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board
Members. The Board also has one ad hoc committee, the Joint Product
Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of
BlackRock and its affiliates, including investment management, admin-
istrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the

Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-
year periods, as applicable, against peer funds, and applicable bench-
marks, if any, as well as senior management’s and portfolio managers’
analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to
BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting;
(c) Fund operating expenses; (d) the resources devoted to and compli-
ance reports relating to the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and com-
pliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls;
(h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on
BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meet-
ing included (a) information independently compiled and prepared by
Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the prof-
itability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders;
(c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the
Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to simi-
lar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result

44 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

of the discussions that occurred during the April 13, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11 – 12, 2010
Board meeting.

At an in-person meeting held on May 11 – 12, 2010, the Board, includ-
ing the Independent Board Members, unanimously approved the contin-
uation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreements between the Manager and the Sub-
Advisors with respect to the Fund, each for a one-year term ending June
30, 2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by
BlackRock; (b) the investment performance of the Fund and BlackRock;
(c) the advisory fee and the cost of the services and profits to be real-
ized by BlackRock and its affiliates from their relationship with the Fund;
(d) economies of scale; and (e) other factors deemed relevant by the
Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affili-
ates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock person-
nel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each
Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the
Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the
Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance,
BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capa-
bilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The
Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and
BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the
Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services,
BlackRock and its affiliates provide the Fund with other services, includ-
ing (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports;
(ii) assisting with daily accounting and pricing; (iii) overseeing and coor-
dinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) pro-
viding legal and compliance support; and (vi) performing other adminis-
trative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center serv-
ices. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and con-
sidered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board,
including the Independent Board Members, also reviewed and consid-
ered the performance history of the Fund. In preparation for the April 13,
2010 meeting, the Board was provided with reports, independently pre-
pared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed vari-
ous factors that affect Lipper’s rankings. In connection with its review, the
Board received and reviewed information regarding the investment per-
formance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable
Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that the Fund ranked in the third (60th percentile), first and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Fund: The Board, including the Independent
Board Members, reviewed the Fund’s contractual advisory fee rate com-
pared with the other funds in its Lipper category. It also compared the
Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed
BlackRock’s profitability with respect to the Fund and other funds the
Board currently oversees for the year ended December 31, 2009 com-
pared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and method-
ology of allocating expenses in the profitability analysis, noting the inher-
ent limitations in allocating costs among various advisory products. The
Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for lead-
ing investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, trans-
late to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality invest-
ment management personnel to perform its obligations under the
Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the
Fund’s Peers, in each case, before taking into account any expense reim-
bursements or fee waivers. Additionally, the Board noted that BlackRock has voluntarily agreed to waive or reimburse management fees for the Fund.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of contractual breakpoints and/or revised voluntary breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and signifi-
cant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant sharehold-
ers as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a num-
ber of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds
(“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest

46 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund market-
place, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the
Manager and the Fund for a one-year term ending June 30, 2011 and the Sub-Advisory Agreements between the Manager and the Sub-
Advisors, with respect to the Fund, for a one-year term ending June 30,
2011. As part of its approval, the Board considered the discussions of
BlackRock’s fee structure, as it applies to the Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the
Agreements were fair and reasonable and in the best interest of the
Fund and its shareholders. In arriving at a decision to approve the
Agreements, the Board did not identify any single factor or group of fac-
tors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predeces-
sor Board Members, and discussions between such Board Members
(and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Officers and Directors
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1]
Robert M. Hernandez	Chairman of the	Since	Director, Vice Chairman and Chief Financial Officer of USX	34 RICs consisting of	ACE Limited
55 East 52nd Street	Board, Director	2007	Corp. (energy and steel business) from 1991 to 2001.	98 Portfolios	(insurance company);
New York, NY 10055	and Member of				Eastman Chemical
1944	the Audit				Company
	Committee				(chemicals);
RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)
Fred G. Weiss	Vice Chairman	Since	Managing Director, FGW Associates (consulting and investment	34 RICs consisting of	Watson
55 East 52nd Street	of the Board,	2007	company) since 1997; Director, Michael J. Fox Foundation for	98 Portfolios	Pharmaceutical, Inc.
New York, NY 10055	Chairman of the		Parkinson’s Research since 2000; Director, BTG International
1941	Audit Committee		Plc (a global technology commercialization company) from
	and Director		2001 to 2007.
James H. Bodurtha	Director	Since	Director, The China Business Group, Inc. (consulting firm) since	34 RICs consisting of	None
55 East 52nd Street		2002	1996 and Executive Vice President thereof from 1996 to 2003;	98 Portfolios
New York, NY 10055			Chairman of the Board, Berkshire Holding Corporation since 1980.
1944
Bruce R. Bond	Director	Since	Trustee and Member of the Governance Committee, State Street	34 RICs consisting of	None
55 East 52nd Street		2007	Research Mutual Funds from 1997 to 2005; Board Member	98 Portfolios
New York, NY 10055			of Governance, Audit and Finance Committee, Avaya Inc.
1946			(computer equipment) from 2003 to 2007.
Donald W. Burton	Director	Since	Managing General Partner, The Burton Partnership, LP (an	34 RICs consisting of	Knology, Inc. (tele-
55 East 52nd Street		2007	investment partnership) since 1979; Managing General Partner,	98 Portfolios	communications);
New York, NY 10055			The South Atlantic Venture Funds since 1983; Member of the		Capital Southwest
1944			Investment Advisory Council of the Florida State Board of		(financial)
Administration from 2001 to 2007.
Stuart E. Eizenstat	Director	Since	Partner and Head of International Practice, Covington and	34 RICs consisting of	Alcatel-Lucent (tele-
55 East 52nd Street		2007	Burling LLP (law firm) since 2001; International Advisory Board	98 Portfolios	communications);
New York, NY 10055			Member, The Coca Cola Company since 2002; Advisory Board		Global Specialty
1943			Member, BT Americas (telecommunications) since 2004;		Metallurgical (metal-
			Member of the Board of Directors, Chicago Climate Exchange		lurgical industry);
			(environmental) since 2006; Member of the International		UPS Corp. (delivery
			Advisory Board GML (energy) since 2003.		service)
Kenneth A. Froot	Director	Since	Professor, Harvard University since 1992.	34 RICs consisting of	None
55 East 52nd Street		2005		98 Portfolios
New York, NY 10055
1957
John F. O’Brien	Director	Since	Chairman and Director, Woods Hole Oceanographic Institute	34 RICs consisting of	Cabot Corporation
55 East 52nd Street		2007	since 2009 and Trustee thereof from 2003 to 2009;Director,	98 Portfolios	(chemicals); LKQ
New York, NY 10055			Allmerica Financial Corporation from 1995 to 2003;Director,		Corp.(auto parts
1943			ABIOMED from 1989 to 2006; Director, Ameresco, Inc.		manufacturing); TJX
			(energy solutions company) from 2006 to 2007; Vice Chairman		Companies, Inc.
			and Director, Boston Lyric Opera from 2002 to 2007.		(retailer)
Roberta Cooper Ramo	Director	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law	34 RICs consisting of	None
55 East 52nd Street		2002	firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail)	98 Portfolios
New York, NY 10055			since 2000; Director, ECMC Group (service provider to
1942			students, schools and lenders) since 2001; President, The
American Law Institute (non-profit) since 2008; President,
American Bar Association from 1995 to 1996.

48 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1] (concluded)
David H. Walsh	Director	Since	Director, National Museum of Wildlife Art since 2007; Trustee,	34 RICs consisting of	None
55 East 52nd Street		2007	University of Wyoming Foundation since 2008; Director,	98 Portfolios
New York, NY 10055			Ruckleshaus Institute and Haub School of Natural Resources
1941			at the University of Wyoming from 2006 to 2008; Director, The
American Museum of Fly Fishing since 1997; Director, The
National Audubon Society from 1998 to 2005.
Richard R. West	Director	Since	Dean Emeritus, New York University’s Leonard N. Stern School	34 RICs consisting of	Bowne & Co., Inc.
55 East 52nd Street	and Member	2007	of Business Administration since 1995.	98 Portfolios	(financial printers);
New York, NY 10055	of the Audit				Vornado Realty Trust
1938	Committee				(real estate
company);
Alexander’s Inc.
(real estate
company)
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served as a director for the Fund covered by this annual report. Following the combination of Merrill
Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock
Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H.
Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996;
John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	169 RICs consisting of	None
55 East 52nd Street		2007	Officer, State Street Research & Management Company from	290 Portfolios
New York, NY 10055			2000 to 2005; Chairman of the Board of Trustees, State Street
1945			Research Mutual Funds from 2000 to 2005.
Laurence D. Fink	Director	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	34 RICs consisting of	BlackRock, Inc.
55 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities	98 Portfolios	(financial services)
New York, NY 10055			since 1988 and Chairman of the Executive and Management
1952			Committees; Managing Director, The First Boston Corporation,
Member of its Management Committee, Co-head of its Taxable
Fixed Income Division and Head of its Mortgage and Real
Estate Products Group; Chairman of the Board of several of
BlackRock’s alternative investment vehicles; Director of several of
BlackRock’s offshore funds; Member of the Board of Trustees of
New York University, Chair of the Financial Affairs Committee and
a member of the Executive Committee, the Ad Hoc Committee on
Board Governance, and the Committee on Trustees; Co-Chairman
of the NYU Hospitals Center Board of Trustees, Chairman of the
Development/Trustee Stewardship Committee and Chairman of
the Finance Committee; Trustee, The Boys’ Club of New York.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing	169 RICs consisting of	None
55 East 52nd Street		2007	Director, BlackRock, Inc. from 1989 to 2007; Chief	290 Portfolios
New York, NY 10055			Administrative Officer, BlackRock Advisors, LLC from 1998 to
1947			2007; President of BlackRock Funds and BlackRock Bond
Allocation Target Shares from 2005 to 2007 and Treasurer of
certain closed-end funds in the BlackRock fund complex from
1989 to 2006.

3 Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with
BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Officers and Directors (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski	President	Since	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009;
55 East 52nd Street	and Chief	2010	Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management,
New York, NY 10055	Executive		L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President
1964	Officer		thereof from 2007; Director of Goldman Sachs Offshore Funds from 2002 to 2009.
Jeffrey Holland, CFA	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating
55 East 52nd Street	President	2009	Officer of BlackRock’s US Retail Group since 2009; Co-head of Product Development and Management for
New York, NY 10055			BlackRock’s US Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from
1971			2003 to 2006.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock's US Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Brian Schmidt	Vice	Since	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003
55 East 52nd Street	President	2009	including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial
New York, NY 10055			Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001
1958			to 2003.
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
55 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10055			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer
1959
Howard Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of US Funds at BlackRock, Inc. since 2006; General
55 East 52nd Street		2007	Counsel (US) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10055
1965
[1] Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Investment Advisor and	Sub-Advisors		Accounting Agent	Legal Counsel	Address of the Fund
Administrator	BlackRock Investment		State Street Bank and Trust	Willkie Farr & Gallagher LLP	100 Bellevue Parkway
BlackRock Advisors, LLC	Management, LLC		Company	New York, NY 10019	Wilmington, DE 19809
Wilmington, DE 19809	Plainsboro, NJ 08536		Princeton, NJ 08540
				Independent Registered	Transfer Agent
	BlackRock International			Public Accounting Firm	BNY Mellon Investment
Custodian	Limited		Distributor	Deloitte & Touche LLP	Servicing (US) Inc.
Brown Brothers	Edinburgh,	EH3 8JB,	BlackRock Investments, LLC	Princeton, NJ 08540	Providence, RI 02940
Harriman & Co.			New York, NY 10022
Boston, MA 02109	United Kingdom

Effective September 15, 2010, John M. Perlowski became
President and Chief Executive Officer of the Fund.

50 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospec-
tuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Fund’s Forms
N-Q may also be obtained upon request and without charge by
calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762; (2) at
http://www.blackrock.com; and (3) on the SEC’s website at
http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at
http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

52 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal informa-
tion BlackRock collects, how we protect that information and why in cer-
tain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service
Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or serv-
ices that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the informa-
tion. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*		Opportunities Portfolio
BlackRock Capital Appreciation Fund	BlackRock International Fund		BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock S&P 500 Stock Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio		BlackRock Managed Income Portfolio
BlackRock Bond Portfolio	BlackRock Income Portfolio†		BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government		BlackRock Strategic Income
BlackRock GNMA Portfolio	Bond Portfolio		Opportunities Portfolio
BlackRock Global Dividend Income Portfolio†	BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund		BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
2035

* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at

www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

54 BLACKROCK GLOBAL ALLOCATION FUND, INC.

OCTOBER 31, 2010

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless

accompanied or preceded by the Fund’s current prospectus.

Past performance results shown in this report should not

be considered a representation of future performance.

Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less

than their original cost. Statements and other information

herein are as dated and are subject to change. Please see

the Fund’s prospectus for a description of risks associated

with global investments.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Global
Allocation Fund,	$77,800	$77,800	$0	$0	$6,100	$9,387	$6,402	$1,028
Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Global Allocation	$23,279	$412,913
Fund, Inc.

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By: /s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of
BlackRock Global Allocation Fund, Inc.

Date: January 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: January 5, 2011

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date: January 5, 2011